As filed with the Securities and Exchange Commission on October 24, 2024
1933 Act Registration File No. 333-192733
1940 Act File No. 811-22917

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	29	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	32	[X]

ABSOLUTE SHARES TRUST
(Exact Name of Registrant as Specified in Charter)

Millington Securities, LLC
331 Newman Springs Road, Suite 143
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (732) 842-4920

Don Schreiber, Jr.
Millington Securities, LLC
331 Newman Springs Road, Suite 143
Red Bank, New Jersey 07701
(Name and Address of Agent for Service)

Copies to:
Peter J. Shea, Esq.
K&L Gates LLP
599 Lexington Avenue
New York, NY 10022
Phone: (212) 536-3988
Fax: (212) 536-3900

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on October 31, 2024 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	on (date) pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485 (a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 29 to the Registration Statement of Absolute Shares Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2024, and to make other permissible changes under Rule 485(b).

PROSPECTUS
October 31, 2024

WBI BullBear Value 3000 ETF (WBIF)
WBI BullBear Yield 3000 ETF (WBIG)
WBI BullBear Quality 3000 ETF (WBIL)
WBI Power Factor® High Dividend ETF (WBIY)
WBI BullBear Trend Switch US 1000 ETF (WBIK)
WBI BullBear Trend Switch US 2000 ETF (WBIM)
WBI BullBear Trend Switch US 1000 Total Return ETF (WBIQ)
WBI BullBear Trend Switch US 2000 Total Return ETF (WBIS)

Listed on NYSE Arca, Inc.
NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Absolute Shares Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios (each, a “Fund” and collectively, the “Funds”). This Prospectus relates to the following Funds:

Name	CUSIP	Symbol
WBI BullBear Value 3000 ETF	00400R601	WBIF
WBI BullBear Yield 3000 ETF	00400R700	WBIG
WBI BullBear Quality 3000 ETF	00400R809	WBIL
WBI Power Factor® High Dividend ETF	00400R858	WBIY
WBI BullBear Trend Switch US 1000 ETF	00400R825	WBIK
WBI BullBear Trend Switch US 2000 ETF	00400R817	WBIM
WBI BullBear Trend Switch US 1000 Total Return ETF	00400R791	WBIQ
WBI BullBear Trend Switch US 2000 Total Return ETF	00400R783	WBIS
Each Fund (with the exception of the WBI Power Factor® High Dividend ETF) is an actively-managed exchange-traded fund (“ETF”). The WBI Power Factor® High Dividend ETF is a passively-managed ETF. This means that shares of each Fund are listed on a national securities exchange, the NYSE Arca, Inc., and trade at market prices. The market price for each Fund’s shares may be different from their net asset value per share (the “NAV”). Each Fund has its own CUSIP number and exchange trading symbol, as noted above.
The WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, and WBI BullBear Trend Switch US 2000 Total Return ETF had not yet commenced operations as of October 31, 2024.
ii

ii

SUMMARY INFORMATION
WBI BULLBEAR VALUE 3000 ETF
Investment Objective
The WBI BullBear Value 3000 ETF’s (the “Fund”) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.66%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(1)(2)	1.52%
(1)    Acquired Funds Fees & Expenses (“AFFE”) represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds. The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.
(2)    The Fund’s investment sub-advisor has agreed to limit the Fund’s Total Annual Fund Operating Expenses to no more than 1.70% of the average daily net assets for the Fund until at least October 31, 2025.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$155	$478	$825	$1,802
Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 742% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of small-capitalization, mid-capitalization, and large-capitalization domestic and foreign companies that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund, and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes display attractive prospects for growth in a company’s intrinsic value, and in other tactical investment opportunities.

These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is primarily driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

Large-capitalization companies are those that have higher market capitalization than small- and mid-capitalization companies in their primary market when ranked in order of market capital. For publicly traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Conversely, small-capitalization and mid-capitalization companies are those that have lower market capitalization than large-capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capi talizations of less than approximately $10 billion. Each of large-, small- and mid-capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying calls or puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization, mid-capitalization, and large-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental information to evaluate securities in an attempt to find companies and investment opportunities with attractive value characteristics. Dividend or interest payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis may be used to confirm timeliness of security purchases.

The Sub-Advisor also attempts to identify the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s exposure may also be invested to pursue perceived tactical opportunities in varying segments of the equity or debt markets. The Sub-Advisor then purchases qualifying securities using available cash. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s net asset value (“NAV”). This sell discipline, together with the buy discipline, constitutes the Fund’s strategy to achieve its investment objective. If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held. If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested, or by raising cash to protect capital. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF. The Sub-Advisor actively manages the Fund’s portfolio. As a result, the portfolio turnover rate for the Fund will be high. The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 500% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small- and Medium-Sized Companies Risk - Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Growth Risk - Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk - Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Foreign and Emerging Market Securities Risk - Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Debt Securities Risk - The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter durations for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high- yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk - The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value - The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the

Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Dividend Risk - To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk - Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and other adverse energy market conditions.

Active ETF Risk - There is no obligation by any market maker to make a market in the Fund’s shares or by any Authorized Participant (“AP”) to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbietfs.com, the Fund’s “Website,” or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Calendar Year Total Returns
For the year-to-date period ended September 30, 2024, the Fund’s total return was 6.18%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 12.27% for the quarter ended December 31, 2016, and the lowest quarterly return was -10.27% for the quarter ended December 31, 2018.

Average Annual Total Returns For the Period Ended December 31, 2023
WBI BullBear Value 3000 ETF	1 Year	5 Years	Since Inception (8/25/2014)
Return Before Taxes	0.43%	1.43%	2.12%
Return After Taxes on Distributions	0.21%	1.12%	1.86%
Return After Taxes on Distributions and Sale of Fund Shares	0.37%	1.06%	1.62%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	11.83%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024.

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI BULLBEAR YIELD 3000 ETF

Investment Objective
The WBI BullBear Yield 3000 ETF’s (the “Fund”) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.51%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses(1)(2)	1.49%
(1)    Acquired Funds Fees & Expenses (“AFFE”) represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds. The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.
(2)    The Fund’s investment sub-advisor has agreed to limit the Fund’s Total Annual Fund Operating Expenses to no more than 1.70% of the average daily net assets for the Fund until at least October 31, 2025.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$152	$471	$813	$1,779
Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 641% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of small-capitalization, mid-capitalization, and large-capitalization domestic and foreign companies that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund, and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes display attractive prospects for growth in a company’s intrinsic value, and in other tactical investment opportunities.

These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is primarily driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

Large-capitalization companies are those that have higher market capitalization than small- and mid-capitalization companies in their primary market when ranked in order of market capital. For publicly traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Conversely, small-capitalization and mid-capitalization companies are those that have lower market capitalization than large-capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. Each of large-, small- and mid-capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying calls or puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization, mid-capitalization, and large-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental information to evaluate securities in an attempt to find companies and investment opportunities with attractive yield characteristics. The quality or consistency of dividend or interest payments is generally considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis may be used to confirm timeliness of security purchases.

The Sub-Advisor also attempts to identify the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s exposure may also be invested to pursue perceived tactical opportunities in varying segments of the equity or debt markets. The Sub-Advisor then purchases qualifying securities using available cash. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV. This sell discipline, together with the buy discipline, constitutes the Fund’s strategy to achieve its investment objective. If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held. If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or, by raising cash to protect capital. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF. The Sub-Advisor actively manages the Fund’s portfolio. As a result, the portfolio turnover rate for the Fund will be high. The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 500% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small- and Medium-Sized Companies Risk - Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Growth Risk - Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk - Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Foreign and Emerging Market Securities Risk - Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Debt Securities Risk - The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter durations for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high- yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk - The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value - The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Dividend Risk - To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk - Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and other adverse energy market conditions.

Active ETF Risk - There is no obligation by any market maker to make a market in the Fund’s shares or by any Authorized Participant (“AP”) to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbietfs.com, the Fund’s “Website,” or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Calendar Year Total Returns
For the year-to-date period ended September 30, 2024, the Fund’s total return was 8.24%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.90% for the quarter ended December 31, 2017, and the lowest quarterly return was -12.03% for the quarter ended December 31, 2018.

Average Annual Total Returns For the Period Ended December 31, 2023
WBI BullBear Yield 3000 ETF	1 Year	5 Years	Since Inception (8/25/2014)
Return Before Taxes	-2.33%	1.59%	0.69%
Return After Taxes on Distributions	-2.81%	1.13%	0.32%
Return After Taxes on Distributions and Sale of Fund Shares	-1.17%	1.19%	0.51%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	11.83%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI BULLBEAR QUALITY 3000 ETF
Investment Objective
The WBI BullBear Quality 3000 ETF’s (the “Fund”) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.60%
Total Annual Fund Operating Expenses(1)	1.45%
(1)    The Fund’s investment sub-advisor has agreed to limit the Fund’s Total Annual Fund Operating Expenses to no more than 1.70% of the average daily net assets for the Fund until at least October 31, 2025.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$457	$792	$1,735
Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 672% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of small-capitalization, mid-capitalization, and large-capitalization domestic and foreign companies that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund, and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes display attractive prospects for growth in a company’s intrinsic value, and in other tactical investment opportunities.

These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is primarily driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

Large-capitalization companies are those that have higher market capitalization than small- and mid-capitalization companies in their primary market when ranked in order of market capital. For publicly traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Conversely, small-capitalization and mid-capitalization companies are those that have lower market capitalization than large-capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. Each of large-, small- and mid-capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying calls or puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization, mid-capitalization, and large-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds.

The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental information to evaluate securities in an attempt to find companies and investment opportunities with attractive financial stability characteristics. Dividend or interest payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis may be used to confirm timeliness of security purchases.

The Sub-Advisor also attempts to identify the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s exposure may also be invested to pursue perceived tactical opportunities in varying segments of the equity or debt markets. The Sub-Advisor then purchases qualifying securities using available cash. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV. This sell discipline, together with the buy discipline, constitutes the Fund’s strategy to achieve its investment objective. If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held. If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested, or by raising cash to protect capital. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF. The Sub-Advisor actively manages the Fund’s portfolio. As a result, the portfolio turnover rate for the Fund will be high. The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 500% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small- and Medium-Sized Companies Risk - Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Growth Risk - Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk - Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Foreign and Emerging Market Securities Risk - Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Debt Securities Risk - The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter durations for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high- yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk - The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value - The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Dividend Risk - To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk - Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and other adverse energy market conditions.

Active ETF Risk - There is no obligation by any market maker to make a market in the Fund’s shares or by any Authorized Participant (“AP”) to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbietfs.com, the Fund’s “Website,” or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Calendar Year Total Returns
For the year-to-date period ended September 30, 2024, the Fund’s total return was 10.63%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.80% for the quarter ended December 31, 2016, and the lowest quarterly return was -12.60% for the quarter ended December 31, 2018.

Average Annual Total Returns For the Period Ended December 31, 2023
WBI BullBear Quality 3000 ETF	1 Year	5 Year	Since Inception (8/25/2014)
Return Before Taxes	11.84%	5.56%	3.06%
Return After Taxes on Distributions	11.78%	5.33%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	7.05%	4.30%	2.36%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	11.83%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI POWER FACTOR® HIGH DIVIDEND ETF
Investment Objective
The WBI Power Factor® High Dividend ETF (the “Fund”) seeks to provide investment results that correspond to the price and yield (before fees and expenses) of its underlying index, the Solactive Power Factor® High Dividend Index (the “Underlying Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.44%
Total Annual Fund Operating Expenses(1)	0.99%
(1)    The Fund’s investment sub-advisor has agreed to limit the Fund’s Total Annual Fund Operating Expenses to no more than 1.00% of the average daily net assets for the Fund until at least October 31, 2025.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to track the investment results of the Underlying Index, which is maintained and calculated by Solactive AG (the “Index Provider”). The Underlying Index is designed to select securities from the Solactive US Broad Market Index (the “Parent Index”) that exhibit certain yield and fundamental value characteristics. The Parent Index includes large, mid- and small-cap securities listed in the U.S., including approximately the 3,000 largest U.S. companies that are selected and weighted according to free float market capitalization. The Parent Index is adjusted semi-annually in May and November. Issuers undergoing initial public offerings may be added to the Parent Index on a quarterly basis, consistent with the Parent Index’s selection methodology.

In particular, the Underlying Index is designed to select equity securities from the Parent Index with an above-average forecasted dividend yield, scored on the basis of three fundamental value characteristics (the “Power Factors®”): Trailing 12-month diluted earnings from continuing operations to price ratio (E/P); Trailing 12-month free cash flow to price ratio (FCF/P); and Trailing 12-month sales to price ratio (S/P).

The Underlying Index is constructed by scoring each ordinary dividend paying, common stock constituent from the Parent Index both directly and relative to industry peers using the three Power Factors® and ranking those securities in descending order according to their dividend indicated yield. The 50 companies with the largest dividend indicated yield, subject to certain asset diversification and liquidity requirements, are chosen as Underlying Index components. Dividend indicated yield is the total prior year dividend payments of a security expressed as a percentage of the current price adjusted for market expectations as to next year dividends indicated by related option premiums and excluding any off-cycle dividend payments. Once a month (five business days before the last trading day of the month) the Underlying Index components are screened for dividend cuts or an overall negative outlook concerning the companies’ dividend policy. If any changes need to be implemented, the Underlying Index will be adjusted at the close of the last trading day of the respective month. The composition of the Underlying Index is adjusted quarterly. The Underlying Index is constructed to limit turnover and excessive exposure to particular sectors, component weights, or other investment style factors, such as recently announced or implemented dividend cuts. The Underlying Index limits component turnover by permitting the retention of securities that were previously among the top 50 highest scoring securities, until they are no longer among the 75 highest scoring securities. The Underlying Index restricts exposure to a particular sector to 20% of the Underlying Index at each quarterly adjustment. The Underlying Index only includes long positions (i.e., short positions are impermissible). All component securities of the Underlying Index are dividend-paying securities whose yields are above the median for dividend-paying securities in the Parent Index.

The Underlying Index is maintained and calculated by the Index Provider, which is an organization that is independent of the Fund, Millington Securities, LLC, the advisor for the Fund (“Advisor”) and WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund, and an affiliate of the Advisor. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Under normal circumstances the Fund will invest at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Sub-Advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as diversification requirements) that apply to the Fund but not the Underlying Index.

The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund attempts to concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated.

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Management Risk - As the Fund may not fully replicate the Underlying Index or may, in certain circumstances, use a representative sampling strategy, it is subject to the risk that the Sub-Advisor’s investment strategy may not produce the intended results.

Calculation Methodology Risk - The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Index Provider, the Advisor, the Sub-Advisor, nor the Fund can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Index-Related Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Investable Universe of Companies Risk - The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the

Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Small- and Medium-Sized Companies Risk - Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Value Risk - Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Passive Investment Risk - The Fund is not actively managed and the Sub-Advisor does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

High Dividend Yield Stocks Risk - High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Companies with high dividend yields are often sensitive to changes in interest rates. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

Issuer Risk - Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline and thus have an adverse effect on the Fund’s performance.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Premium/Discount Risk - Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tracking Error Risk - The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Valuation Risk - The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Secondary Market Trading Risk - Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are expected to be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Concentration Risk - The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Underlying Index (and, therefore, the Fund’s investments) is concentrated in the securities of a particular issuer or issuers, country, region, market, industry, group of industries, sector or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Risk of Investing in the United States - The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens, its financial markets decline, or interest rates increase, may have an adverse effect on the securities to which the Fund has exposure.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those the underlying index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbietfs.com, the Fund’s “Website,” or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Calendar Year Total Return
For the year-to-date period ended September 30, 2024, the Fund’s total return was 12.69%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 24.53% for the quarter ended June 30, 2020, and the lowest quarterly return was -41.19% for the quarter ended March 31, 2020.

Average Annual Total Returns For the Period Ended December 31, 2023
WBI Power Factor® High Dividend ETF	1 Year	5 Year	Since Inception (12/19/2016)
Return Before Taxes	13.91%	10.58%	7.38%
Return After Taxes on Distributions	12.50%	9.30%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	8.16%	5.51%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	13.19%
Solactive Power Factor® High Dividend GTR Index (reflects no deduction for fees, expenses, or taxes)	14.71%	11.14%	8.40%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since 2016.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI BULLBEAR TREND SWITCH US 1000 ETF
Investment Objective
The WBI BullBear Trend Switch US 1000 ETF’s (the “Fund”) investment objective is to seek long-term capital appreciation, with the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	0.68%
(1)Because the Fund has not yet commenced operations, “Other Expenses” are based on the estimated expenses for the current fiscal year.
(2)The Fund has not yet commenced operations and Acquired Fund Fees and Expenses are based on estimated amounts, on an annualized basis, for the current fiscal year.  Acquired Funds Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$69	$218

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund uses a rules-based methodology to implement a systematic strategy that directs exposure to either (i) U.S. large-capitalization equity securities, that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes offer the potential for a high correlation to the performance of the broader U.S. large-capitalization equities market; or (ii) cash or cash equivalents. The Fund’s exposure direction is driven by the Sub-Advisor’s proprietary rules-based equity model (the “Equity Model”) which utilizes a systematic approach analyzing macro-economic factors and technical market trends including, among others, those relating to monetary policy, valuation, sentiment and change in interest rates, to assess risk and generate their signals, and is described further below. Since cash and cash equivalents are among the investment opportunities evaluated by the Equity Model, the Fund may invest in and hold most, if not all, of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.
When the Fund is invested in equity securities it will invest in U.S. large-capitalization equity securities, and ETFs or ETNs with exposure to U.S. large-capitalization equity securities. Large-capitalization companies are those that have higher market capitalization than small- and medium-capitalization companies in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. When the Fund is not invested in equity securities, it will invest solely in cash and cash equivalents. Cash equivalents are short-term, highly liquid investments with a maturity date that was three (3) months or less at the time of purchase.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Fund uses the Equity Model, which directs exposure exclusively to either the equity securities of U.S. large-capitalization companies or exclusively to cash or cash equivalents. The purpose of the Equity Model is to assess conditions likely to affect the relative performance of the large-capitalization companies’ segment of the equity market with respect to its sensitivity to the then current level of market risk and respond to only those investment environments that are likely to produce significant changes in market performance. The Equity Model signals indicate whether market conditions call for the Fund to remain in either of its possible exposure positions. The Fund may remain in a particular exposure position for an extended period of time. The Fund will change its exposure position based on the Equity Indicator of the Equity Model, and each change will become effective on the business day after the indicator signals change.

The Equity Model is used by the Sub-Advisor to determine when the risk of investing in the U.S. large-capitalization equity market is high or low. The Equity Model relies on quantitative methods to assist the Sub-Advisor in forming its view of the risk associated with investment exposure to the U.S. large-capitalization equity market at any given time.

When the Equity Model signals that risk is low, this indicates that the Fund should have investment exposure to U.S. large-capitalization equities. When the Equity Model signals that risk is high, this indicates that the Fund should have investment exposure to cash or cash equivalents.

The various quantitative methods and analysis utilized in the Sub-Advisor’s Equity Model are based on numerous factors which may affect the value of a security or a broader group of securities. Primary factors evaluated by the Equity Model include:

•Macroeconomic (economy and industry conditions)
•Momentum (measurements of the rate-of-change in security prices)
•Sentiment (perception and beliefs of individuals regarding future expectations)
•Fundamental (company and industry valuation conditions), and
•Technical (indicators based upon historical security prices, volume and liquidity)

The Equity Model uses statistical forecasting techniques, such as regression analysis, to examine the relationship and influence that these factors may have on the risk associated with an investment in the U.S. large-capitalization equity market.

The Fund seeks to achieve its investment objective by implementing the Equity Indicator’s recommendations and principally investing directly in the following different types of instruments:

•U.S. large-capitalization equities, and cash or cash equivalents (“Direct Investments”) which are:
◦equity securities including common stocks, preferred stocks, rights, warrants, convertibles, and shares of real estate investment trusts (“REITs”); and
◦cash and cash equivalents including money market accounts, U.S. Treasury Bills, and commercial paper;
•Registered fund shares (“investment company shares”) where such funds’ portfolios primarily contain Direct Investments. Investment company shares through which the Fund obtains indirect exposure to Direct Investments include those issued by mutual funds and exchange-traded funds (“ETFs”); and
•Exchange-traded notes (“ETNs”) and listed and over-the-counter (“OTC”) derivatives whose performance is designed to track the performance of Direct Investments (such derivatives together with ETNs and investment company shares are referred to as “Indirect Investments”). Indirect Investments may include gaining exposure to Direct Investments through listed and OTC derivatives, including:
◦futures contracts, swap agreements, and forward contracts; and
◦options on securities, indices, and futures contracts.

The Fund is an actively managed ETF. The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund, especially during periods of significant volatility, may be high. The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis. Since the Fund’s principal investment strategy is expected to result in a higher annual portfolio turnover rate than that of many other investment companies, the Fund may experience higher portfolio transaction costs and Shares held in taxable accounts may incur higher taxes than what may be experienced by other investment companies and their shares.

The Fund is considered to be diversified.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Investment Style Risk - The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and medium-sized companies. The Fund may invest in securities, directly or indirectly, that are susceptible to specific investment risks.

Trend Lag Risk - Trend indicator signal changes pursuant to which Fund exposure and investments are determined, are designed to become effective in the Fund the business day following the indicator signal. As a result of this, the Fund may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

Derivatives Risk - A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, swap agreements, forward contracts and options on securities, indices, and futures contracts. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Counterparty Risk - Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

Government Obligations Risk - The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the U.S. will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares of the Fund May Trade at Prices Other Than NAV - There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading price of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. When the Fund has been in operation for one full calendar year, performance information will be shown here. Updated performance information will be available on www.wbietfs.com or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since inception.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI BULLBEAR TREND SWITCH US 2000 ETF
Investment Objective
The WBI BullBear Trend Switch US 2000 ETF’s (the “Fund”) investment objective is to seek long-term capital appreciation, with the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	0.68%
(1)Because the Fund has not yet commenced operations, “Other Expenses” are based on the estimated expenses for the current fiscal year.
(2)The Fund has not yet commenced operations and Acquired Fund Fees and Expenses are based on estimated amounts, on an annualized basis, for the current fiscal year.  Acquired Funds Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$69	$218

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund uses a rules-based methodology to implement a systematic strategy that directs exposure to either (i) U.S. small and medium-sized capitalization equity securities, that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes offer the potential for a high correlation to the performance of the broader U.S. small and medium-sized capitalization equities market; or (ii) cash or cash equivalents. The Fund’s exposure direction is driven by the Sub-Advisor’s proprietary rules-based equity model (the “Equity Model”) which utilizes a systematic approach analyzing macro-economic factors and technical market trends including, among others, those relating to monetary policy, valuation, sentiment and change in interest rates, to assess risk and generate their signals, and is described further below. Since cash and cash equivalents are among the investment opportunities evaluated by the Equity Model, the Fund may invest in and hold most, if not all, of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

When the Fund is invested in equity securities it will invest in U.S. small and medium-sized capitalization equity securities, and ETFs or ETNs with exposure to U.S. small and medium-sized capitalization equity securities. Small-capitalization and medium-sized capitalization companies are those that have lower market capitalization than large-capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. When the Fund is not invested in equity securities, it will invest solely in cash and cash equivalents. Cash equivalents are short-term, highly liquid investments with a maturity date that was three (3) months or less at the time of purchase. The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Fund uses the Equity Model, which directs exposure exclusively to either the equity securities of U.S. small and medium-sized capitalization companies or exclusively to cash or cash equivalents. The purpose of the Equity Model is to assess conditions likely to affect the relative performance of the small and medium-sized capitalization companies’ segment of the equity market with respect to its sensitivity to the then current level of market risk and respond to only those investment environments that are likely to produce significant changes in market performance. The Equity Model signals indicate whether market conditions call for the Fund to remain in either of its possible exposure positions. The Fund may remain in a particular exposure position for an extended period of time. The Fund will change its exposure position based on the Equity Indicator of the Equity Model, and each change will become effective on the business day after the indicator signals change.

The Equity Model is used by the Sub-Advisor to determine when the risk of investing in the U.S. small and medium-sized capitalization equity market is high or low. The Equity Model relies on quantitative methods to assist the Sub-Advisor in forming its view of the risk associated with investment exposure to the U.S. small and medium-sized capitalization equity market at any given time.

When the Equity Model signals that risk is low, this indicates that the Fund should have investment exposure to U.S. small and medium-sized capitalization equities. When the Equity Model signals that risk is high, this indicates that the Fund should have investment exposure to cash or cash equivalents.

The various quantitative methods and analysis utilized in the Sub-Advisor’s Equity Model are based on numerous factors which may affect the value of a security or a broader group of securities. Primary factors evaluated by the Equity Model include:

•Macroeconomic (economy and industry conditions)
•Momentum (measurements of the rate-of-change in security prices)
•Sentiment (perception and beliefs of individuals regarding future expectations)
•Fundamental (company and industry valuation conditions), and
•Technical (indicators based upon historical security prices, volume and liquidity)

The Equity Model uses statistical forecasting techniques, such as regression analysis, to examine the relationship and influence that these factors may have on the risk associated with an investment in the U.S. small and medium-sized capitalization equity market.

The Fund seeks to achieve its investment objective by implementing the Equity Indicator’s recommendations and principally investing directly in the following different types of instruments:

•U.S. small and medium-sized capitalization equities, and cash or cash equivalents (“Direct Investments”) which are:
◦equity securities including common stocks, preferred stocks, rights, warrants, convertibles, and shares of real estate investment trusts (“REITs”); and
◦cash and cash equivalents including money market accounts, U.S. Treasury Bills, and commercial paper; and
•Registered fund shares (“investment company shares”) where such funds’ portfolios primarily contain Direct Investments. Investment company shares through which the fund obtains in to Direct Investments includes those issued by mutual funds and exchange-traded funds (“ETFs”); and
•Exchange-traded notes (“ETNs”) and listed and over-the-counter (“OTC”) derivatives whose performance is designed to track the performance of Direct Investments (such derivatives together with ETNs and investment company shares are referred to as “Indirect Investments”). Indirect Investments may include gaining exposure to Direct Investments through listed and OTC derivatives, including:
◦futures contracts, swap agreements, and forward contracts; and
◦options on securities, indices, and futures contracts.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund, especially during periods of significant volatility, may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis. Since the Fund’s principal investment strategy is expected to result in a higher annual portfolio turnover rate than that of many other investment companies, the Fund may experience higher portfolio transaction costs and Shares held in taxable accounts may incur higher taxes than what may be experienced by other investment companies and their shares.
The Fund is considered to be diversified.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small- and Medium-Sized Companies Risk - Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Investment Style Risk - The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and medium-sized companies. The Fund may invest in securities, directly or indirectly, that are susceptible to specific investment risks.

Trend Lag Risk - Trend indicator signal changes pursuant to which Fund exposure and investments are determined, are designed to become effective in the Fund the business day following the indicator signal. As a result of this, the Fund may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

Derivatives Risk - A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, swap agreements, forward contracts and options on securities, indices, and futures contracts. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Counterparty Risk - Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

Government Obligations Risk - The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the U.S. will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares of the Fund May Trade at Prices Other Than NAV - There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading price of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. When the Fund has been in operation for one full calendar year, performance information will be shown here. Updated performance information will be available on www.wbietfs.com or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since inception.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI BULLBEAR TREND SWITCH US 1000 TOTAL RETURN ETF
Investment Objective
The WBI BullBear Trend Switch 1000 Total Return ETF’s (the “Fund”) investment objective is to seek current income with the potential for long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	0.68%
(1)Because the Fund has not yet commenced operations, “Other Expenses” are based on the estimated expenses for the current fiscal year.
(2)The Fund has not yet commenced operations and Acquired Fund Fees and Expenses are based on estimated amounts, on an annualized basis, for the current fiscal year.  Acquired Funds Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$69	$218

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund uses a rules-based methodology to implement a systematic strategy which directs exposure to either (i) U.S. large-capitalization equity securities, that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes offer the potential for a high correlation to the performance of the broader U.S. large-capitalization equities market; or (ii) U.S. fixed income securities that the Sub-Advisor, believes display attractive prospects for current income with the potential for long-term capital appreciation under then current market conditions. The Fund’s exposure direction is driven first by the Sub-Advisor’s proprietary rules-based equity model (the “Equity Model”), and subsequently, if applicable, by the Sub-Advisor’s proprietary rules-based bond model (the “Bond Model”). Both the Equity Model and the Bond Model (referred to together as, the “Models”) utilize a systematic approach analyzing macro-economic factors and technical market trends including, among others, those relating to commodities, monetary policy, valuation, sentiment and change in interest rates, to assess risk and generate their signals, and are described further below. Since cash and cash equivalents are among the investment opportunities evaluated by the Models, the Fund may invest in and hold most, if not all, of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

When the Fund is invested in equity securities it will invest in U.S. large-capitalization equity securities, and ETFs or ETNs with exposure to U.S. large-capitalization equity securities. Large-capitalization companies are those that have higher market capitalization than small and medium-capitalization companies in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion.

When the Fund is not invested in equity securities, it will invest debt securities selected on the basis of the Sub-Advisor’s assessment of the risks in the U.S. fixed income market using its Bond Model. The purpose of the Bond Model is to assess conditions likely to affect the relative performance of selected segments of the fixed income market with respect to their sensitivity to credit quality and duration. The types of debt securities in which the Fund will invest are U.S. treasuries, U.S. investment grade corporate bonds, and U.S. high yield bonds (also known as “junk bonds”), and ETFs and ETNs with exposure to the debt securities described. The Fund expects to invest in debt securities of short and long durations, depending on the Sub-Advisor’s assessment of the risks along the yield curve. The yield curve refers to differences in yield among debt assets of varying maturities.

The Funds defines a total return fund as one that seeks to maximize gains from both income generating investments, such as bonds and dividend paying stocks, while simultaneously aiming to invest in assets which will experience capital appreciation, and as such these approaches are used (in part) to achieve the Fund’s investment objective.

The Fund uses the Equity Model, which directs exposure exclusively either to the equity securities of U.S. large-capitalization companies or exclusively to U.S. fixed income securities under the Bond Model. The purpose of the Equity Model is to assess conditions likely to affect the relative performance of the large-capitalization companies’ segment of the U.S. equity market with respect to its sensitivity to the then current level of market risk and respond to only those investment environments that are likely to produce significant changes in market performance. The Equity Model signals indicate whether market conditions call for the Fund to remain in either of its possible exposure positions. The Fund may remain in a particular exposure position for an extended period of time. The Fund will change its exposure position based on the Equity Indicator of the Equity Model, and each change will become effective on the business day after the indicator signals change.

The Equity Model is used by the Sub-Advisor to determine when the risk of investing in the U.S. large-capitalization equity market is high or low. The Equity Model relies on quantitative methods to assist the Sub-Advisor in forming its view of the risk associated with investment exposure to the U.S. large-capitalization equity market at any given time.

When the Equity Model signals that risk is low, this indicates that the Fund should have investment exposure to U.S. large-capitalization equities. When the Equity Model signals that risk is high, this indicates that the Fund should have investment exposure to debt securities under the Bond Model.

The various quantitative methods and analysis utilized in the Sub-Advisor’s Equity Model are based on numerous factors which may affect the value of a security or a broader group of securities. Primary factors evaluated by the Equity Model include:

•Macroeconomic (economy and industry conditions)
•Momentum (measurements of the rate-of-change in security prices)
•Sentiment (perception and beliefs of individuals regarding future expectations)
•Fundamental (company and industry valuation conditions), and
•Technical (indicators based upon historical security prices, volume and liquidity)

The Equity Model uses statistical forecasting techniques, such as regression analysis, to examine the relationship and influence that these factors may have on the risk associated with an investment in the U.S. large-capitalization equity market.

When the Equity Indicator recommends that the Fund’s exposure be to U.S. fixed income securities, the Fund uses the Bond Model, which directs investment exposure to debt securities (or bonds) of a particular duration and credit quality. Duration is a measure of a debt security’s expected price sensitivity to changes in interest rates. Debt security prices typically have an inverse relationship with interest rates. Rising interest rates indicate that debt security prices are likely to decline, while declining interest rates indicate that debt security prices are likely to rise. As a general rule, for every 1% increase or decrease in interest rates, a debt security’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of three years and interest rates increase by 1%, the bond’s price is expected to decline by approximately 3%. Credit quality is a measure of a borrower’s (or bond issuer’s) creditworthiness or risk of default. A company or bond’s credit quality may also be known as its “bond rating” as determined by private independent rating agencies such as Standard & Poor’s, Moody’s and Fitch. Each rating agency has its own credit quality designations which typically range from high (‘AAA’ to ‘AA’) to medium (‘A’ to ‘BBB’) to low (‘BB’, ‘B’, ‘CC’ to ‘C’).

The Bond Model generates both a credit quality signal and a duration signal. The combination of the Bond Model’s credit quality signal and the duration signal indicates the recommended debt security exposure. For example, the Bond Model’s credit quality signal may indicate that exposure to relatively lower rated debt securities is appropriate. Simultaneously, the Bond Model’s duration signal may indicate that exposure to relatively short duration debt securities is appropriate. In this example, the combination of the two Bond Model signals would indicate that exposure to lower rated debt securities with short duration is appropriate. Market conditions may call for the Fund to remain in any of the possible exposure positions for an extended period of time. The Fund will change its exposure position based on the following signals, and each change will become effective on the business day after the indicator signals change.

The Sub-Advisor’s credit quality signal indicates the fixed income credit quality that current conditions are more likely to favor among U.S. Treasuries, U.S. investment grade bonds, or U.S. high yield bonds on the basis of credit quality probability and credit condition momentum analysis. Credit quality probability analysis seeks to predict which of the three possible credit quality debt securities market segments is likely to perform best in the subsequent week. Credit momentum analysis seeks to determine whether a change in the current credit state will be recommended.

The Sub-Advisor’s duration signal indicates whether current conditions are more likely to favor bonds of short or long maturities on the basis of duration probability and duration momentum analysis. Duration probability analysis seeks to predict whether long or short duration exposure to the credit quality debt securities determined by the credit quality signal is likely to perform best in the subsequent week. Duration momentum analysis seeks to determine whether a change in the current duration will be recommended.

The Fund seeks to achieve its investment objective by implementing the Equity Indicator’s recommendations, and when the Equity Indicator recommends that the Fund’s exposure be to U.S. fixed income securities, following the Bond Model signals, in each instance principally investing directly in the following different types of instruments:

•U.S. large-capitalization equities, and cash or cash equivalents (“Direct Investments”) which are:
◦equity securities including common stocks, preferred stocks, rights, warrants, convertibles, and shares of real estate investment trusts (“REITs”); and
◦cash and cash equivalents including money market accounts, U.S. Treasury Bills, and commercial paper; and
•U.S. Treasuries, U.S. Investment Grade Corporate Bonds, and U.S. High Yield Bonds issued by the U.S. government and U.S. public and private companies (“Direct Investments”); and
•Registered fund shares (“investment company shares”) where such funds’ portfolios primarily contain Direct Investments. Investment company shares through which the Fund obtains indirect exposure to Direct Investments include those issued by mutual funds and exchange-traded funds (“ETFs”) and
•Exchange-traded notes (“ETNs”) and listed and over-the-counter (“OTC”) derivatives whose performance is designed to track the performance of Direct Investments (such derivatives together with ETNs and investment company shares are referred to as “Indirect Investments”). Indirect Investments include gaining exposure to Direct Investments through listed and OTC derivatives, including:
◦futures contracts, swap agreements, and forward contracts; and
◦options on securities, indices, and futures contracts.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund, especially during periods of significant volatility, may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 300% on an annual basis. Since the Fund’s principal investment strategy is expected to result in a higher annual portfolio turnover rate than that of many other investment companies, the

Fund may experience higher portfolio transaction costs and Shares held in taxable accounts may incur higher taxes than what may be experienced by other investment companies and their shares.

The Fund is considered to be diversified.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Investment Style Risk - The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and medium-sized companies. The Fund may invest in securities, directly or indirectly, that are susceptible to specific investment risks.

Trend Lag Risk - Trend indicator signal changes pursuant to which Fund exposure and investments are determined, are designed to become effective in the Fund the business day following the indicator signal. As a result of this, the Fund may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

High-Yield Securities Risk - The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Interest Rate Risk - The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to long-term bonds (or long-term bond funds) and lower for short-term bonds (or short-term bond funds).

Debt Securities Risk - The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter durations for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high- yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Derivatives Risk - A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, swap agreements, forward contracts and options on securities, indices, and futures contracts. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Counterparty Risk - Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

Government Obligations Risk - The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the U.S. will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares of the Fund May Trade at Prices Other Than NAV - There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading price of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. When the Fund has been in operation for one full calendar year, performance information will be shown here. Updated performance information will be available on www.wbietfs.com or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since inception.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI BULLBEAR TREND SWITCH US 2000 TOTAL RETURN ETF
Investment Objective
The WBI BullBear Trend Switch US 2000 Total Return ETF’s (the “Fund”) investment objective is to seek current income with the potential for long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	0.68%
(1)Because the Fund has not yet commenced operations, “Other Expenses” are based on the estimated expenses for the current fiscal year.
(2)The Fund has not yet commenced operations and Acquired Fund Fees and Expenses are based on estimated amounts, on an annualized basis, for the current fiscal year.  Acquired Funds Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Years	3 Years
$69	$218

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund uses a rules-based methodology to implement a systematic strategy that directs exposure to either (i) U.S. small- and medium-sized capitalization equity securities, that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes offer the potential for a high correlation to the performance of the broader U.S. small and medium-sized capitalization equities market; or (ii) U.S. fixed income securities that the Sub-Advisor, believes display attractive prospects for current income with the potential for long-term capital appreciation under then current market conditions. The Fund’s exposure direction is driven first by the Sub-Advisor’s proprietary rules-based equity model (the “Equity Model”), and then, if applicable, by the Sub-Advisor’s proprietary rules-based bond model (the “Bond Model”). Both the Equity Model and the Bond Model (referred to together as, the “Models”) utilize a systematic approach analyzing macro-economic factors and technical market trends including, among others, those relating to commodities, monetary policy, valuation, sentiment and change in interest rates, to assess risk and generate their signals, and are described further below. Since cash and cash equivalents are among the investment opportunities evaluated by the Models, the Fund may invest in and hold most, if not all, of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

When the Fund is invested in equity securities it will invest in U.S. small and medium-sized capitalization equity securities, and ETFs or ETNs with exposure to U.S. small and medium-sized capitalization equity securities. Small-capitalization and medium-sized capitalization companies are those that have lower market capitalization than large-capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion.

When the Fund is not invested in equity securities, it will invest debt securities selected on the basis of the Sub-Advisor’s assessment of the risks in the U.S. fixed income market using its Bond Model. The purpose of the Bond Model is to assess conditions likely to affect the relative performance of selected segments of the fixed income market with respect to their sensitivity to credit quality and duration. The types of debt securities in which the Fund will invest are U.S. Treasuries, U.S. investment grade corporate bonds, and U.S. high yield bonds (also known as “junk bonds”), and ETFs and ETNs with exposure to the debt securities described. The Fund expects to invest in debt securities of short and long durations, depending on the Sub-Advisor’s assessment of the risks along the yield curve. The yield curve refers to differences in yield among debt assets of varying maturities.

The Fund defines a total return fund as one that seeks to maximize gains from both income generating investments, such as bonds and dividend paying stocks, while simultaneously aiming to invest in assets which will experience capital appreciation, and as such these approaches are used (in part) to achieve the Fund’s investment objective.

The Fund uses the Equity Model, which directs exposure exclusively to either the equity securities of U.S. small and medium-sized capitalization companies or exclusively to U.S. fixed income securities under the Bond Model. The purpose of the Equity Model is to assess conditions likely to affect the relative performance of the small and medium-sized capitalization companies’ segment of the U.S. equity market with respect to its sensitivity to the then current level of market risk and respond to only those investment environments that are likely to produce significant changes in market performance.

The Equity Model signals indicate whether market conditions call for the Fund to remain in either of its possible exposure positions. The Fund may remain in a particular exposure position for an extended period of time. The Fund will change its exposure position based on the Equity Indicator of the Equity Model, and each change will become effective on the business day after the indicator signals change. The Equity Model is used by the Sub-Advisor to determine when the risk of investing in the U.S. small and medium-sized capitalization equity market is high or low. The Equity Model relies on quantitative methods to assist the Sub-Advisor in forming its view of the risk associated with investment exposure to the U.S. small and medium-sized capitalization equity market at any given time.

When the Equity Model signals that risk is low, this indicates that the Fund should have investment exposure to U.S. small and medium-sized capitalization equities. When the Equity Model signals that risk is high, this indicates that the Fund should have investment exposure to debt securities under the Bond Model.

The various quantitative methods and analysis utilized in the Sub-Advisor’s Equity Model are based on numerous factors which may affect the value of a security or a broader group of securities. Primary factors evaluated by the Equity Model include:

•Macroeconomic (economy and industry conditions)
•Momentum (measurements of the rate-of-change in security prices)
•Sentiment (perception and beliefs of individuals regarding future expectations)
•Fundamental (company and industry valuation conditions), and
•Technical (indicators based upon historical security prices, volume and liquidity)

The Equity Model uses statistical forecasting techniques, such as regression analysis, to examine the relationship and influence that these factors may have on the risk associated with an investment in the U.S. small and medium-sized capitalization equity market.

When the Equity Indicator recommends that the Fund’s exposure be to U.S. fixed income securities, the Fund uses the Bond Model, which directs investment exposure to debt securities (or bonds) of a particular duration and credit quality. Duration is a measure of a debt security’s expected price sensitivity to changes in interest rates. Debt security prices typically have an inverse relationship with interest rates. Rising interest rates indicate that debt security prices are likely to decline, while declining interest rates indicate that debt security prices are likely to rise. As a general rule, for every 1% increase or decrease in interest rates, a debt security’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of three years and interest rates increase by 1%, the bond’s price is expected to decline by approximately 3%. Credit quality is a measure of a borrower’s (or bond issuer’s) creditworthiness or risk of default. A company or bond’s credit quality may also be known as its “bond rating” as determined by private independent rating agencies such as Standard & Poor’s, Moody’s and Fitch. Each rating agency has its own credit quality designations which typically range from high (‘AAA’ to ‘AA’) to medium (‘A’ to ‘BBB’) to low (‘BB’, ‘B’, ‘CC’ to ‘C’).

The Bond Model generates both a credit quality signal and a duration signal. The combination of the Bond Model’s credit quality signal and the duration signal indicates the recommended debt security exposure. For example, the Bond Model’s credit quality signal may indicate that exposure to relatively lower rated debt securities is appropriate. Simultaneously, the Bond Model’s duration signal may indicate that exposure to relatively short duration debt securities is appropriate. In this example, the combination of the two Bond Model signals would indicate that exposure to lower rated debt securities with short duration is appropriate. Market conditions may call for the Fund to remain in any of the possible exposure positions for an extended period of time. The Fund will change its exposure position based on the following signals, and each change will become effective on the business day after the indicator signals change.

The Sub-Advisor’s credit quality signal indicates the fixed income credit quality that current conditions are more likely to favor among U.S. treasuries, U.S. investment grade bonds, or U.S. high yield bonds on the basis of credit quality probability and credit condition momentum analysis. Credit quality probability analysis seeks to predict which of the three possible credit quality debt securities market segments is likely to perform best in the subsequent week. Credit momentum analysis seeks to determine whether a change in the current credit state will be recommended.

The Sub-Advisor’s duration signal indicates whether current conditions are more likely to favor bonds of short or long maturities on the basis of duration probability and duration momentum analysis. Duration probability analysis seeks to predict whether long or short duration exposure to the credit quality debt securities determined by the credit quality signal is likely to perform best in the subsequent week. Duration momentum analysis seeks to determine whether a change in the current duration will be recommended.

The Fund seeks to achieve its investment objective by implementing the Equity Indicator’s recommendations, and when the Equity Indicator recommends that the Fund’s exposure be to U.S. fixed income securities, following the Bond Model signals, in each instance principally investing directly in the following different types of instruments:

•U.S. small- and medium-capitalization equities, and cash or cash equivalents (“Direct Investments”) which are:
◦equity securities including common stocks, preferred stocks, rights, warrants, convertibles, and shares of real estate investment trusts (“REITs”); and
◦cash and cash equivalents including money market accounts, U.S. Treasury Bills, and commercial paper; and
•U.S. Treasuries, U.S. Investment Grade Corporate Bonds, and U.S. High Yield Bonds issued by the U.S. government and U.S. public and private companies (“Direct Investments”); and
•Registered fund shares (“investment company shares”) where such funds’ portfolios primarily contain Direct Investments. Investment company shares through which the Fund obtains indirect exposure to Direct Investments include those issued by mutual funds and exchange-traded funds (“ETFs”) and
•Exchange-traded notes (“ETNs”) and listed and over-the-counter (“OTC”) derivatives whose performance is designed to track the performance of Direct Investments (such derivatives together with ETNs and investment company shares are referred to as “Indirect Investments. Indirect Investments include gaining exposure to Direct Investment through listed and OTC derivatives, including:
◦futures contracts, swap agreements, and forward contracts;
◦options on securities, indices, and futures contracts.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund, especially during periods of significant volatility, may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 300% on an annual basis. Since the Fund’s principal investment strategy is expected to result in a higher annual portfolio turnover rate than that of many other investment companies, the Fund may experience higher portfolio transaction costs and Shares held in taxable accounts may incur higher taxes than what may be experienced by other investment companies and their shares.

The Fund is considered to be diversified.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small- and Medium-Sized Companies Risk - Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Investment Style Risk - The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and medium-sized companies. The Fund may invest in securities, directly or indirectly, that are susceptible to specific investment risks.

Trend Lag Risk - Trend indicator signal changes pursuant to which Fund exposure and investments are determined, are designed to become effective in the Fund the business day following the indicator signal. As a result of this, the Fund may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

High-Yield Securities Risk - The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Interest Rate Risk - The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to long-term bonds (or long-term bond funds) and lower for short-term bonds (or short-term bond funds).

Debt Securities Risk - The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter durations for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high- yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Derivatives Risk - A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, swap agreements, forward contracts and options on securities, indices, and futures contracts. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Counterparty Risk - Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

Government Obligations Risk - The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the U.S. will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares of the Fund May Trade at Prices Other Than NAV - There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading price of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. When the Fund has been in operation for one full calendar year, performance information will be shown here. Updated performance information will be available on www.wbietfs.com or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since inception.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

OVERVIEW
The Funds are series of the Absolute Shares Trust, a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), which consists of separate series (each, a “Fund” and collectively, the “Funds”), each of which is an exchange-traded fund (“ETF”). ETFs are funds whose shares are listed on a stock exchange and trade like equity securities at market prices. ETFs, such as the Funds, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease, and liquidity of stock-trading to the benefits of traditional investing in actively-managed mutual funds. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by Authorized Participants (“APs”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

All of the Funds, except the WBI Power Factor® High Dividend ETF, are actively-managed ETFs that do not seek to replicate the performance of a specified index.

The WBI Power Factor® High Dividend ETF is a passively-managed ETF that seeks to replicate the performance of the Solactive Power Factor® High Dividend Index (the “Underlying Index”). Similar to shares of an index mutual fund, each share of the WBI Power Factor® High Dividend ETF represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the WBI Power Factor® High Dividend ETF is an actual investment portfolio. The performance of the WBI Power Factor® High Dividend ETF and the Underlying Index may vary for a number of reasons, including transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Underlying Index. WBI Investments, LLC (the “Sub-Advisor”) expects that, over time, the Fund’s tracking error will not exceed 5%.

This Prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust and each Fund.

Millington Securities, LLC (“Advisor”), is the investment advisor to each Fund. The Advisor has selected the Sub-Advisor to act as the sub-advisor to each Fund and to be responsible for the day-to-day investment management of each Fund.

DESCRIPTION OF THE PRINCIPAL STRATEGIES OF THE FUNDS
Principal Investment Strategies For:
WBI BullBear Value 3000 ETF
WBI BullBear Yield 3000 ETF
WBI BullBear Quality 3000 ETF

Unless otherwise noted, the following Principal Investment Strategies are used by each of the Funds listed above.

Securities are selected for a given Fund on the basis of the Sub-Advisor’s investment process which includes a buy and a sell discipline. The Funds’ buy discipline is primarily driven by the Sub-Advisor’s proprietary selection process (“Selection Process”). The Selection Process used for a Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be.

The types of equity securities in which each Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, ETFs, real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which each Fund will generally invest include: corporate debt securities, U.S. Government securities, foreign sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs and exchange-traded notes (“ETNs”), and variable and floating rate securities. An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate or other objectively determined reference. (Such ETFs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). Each Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

Each Fund may invest without limitation in securities of foreign issuers, and may invest up to 50% of its net assets in the securities of issuers located in emerging markets. Each Fund may invest up to 20% of its net assets in high-yield bonds. Each Fund may also invest without limitation in other investment companies, including other ETFs.

Although each Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, each Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

While many investment managers attempt to perform well relative to a fluctuating market index or benchmark, the risk-managed investment approach used for each Fund by the Sub-Advisor attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Sub-Advisor’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve each Fund’s investment objective.

Each Fund uses quantitative screening of fundamental information to evaluate securities in an attempt to find the most attractive opportunities. Once securities are identified, an overlay of technical analysis may be used to confirm timeliness of security purchases.

The Sub-Advisor also attempts to identify the appropriate duration and credit quality of any debt securities exposure. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of each Fund’s exposure may also be invested to pursue perceived tactical opportunities in varying segments of the equity or debt markets. The Sub-Advisor then purchases qualifying securities using available cash. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

ETFs may be used to provide access to various debt markets, commodities, hedging, or other strategies. ETFs may also be used for exposure to domestic and international equities classified by company size, characteristics, country or region, and industry groups.

The Sub-Advisor maintains a sell discipline that attempts to control the effects of the volatility of each Fund asset on each Fund’s NAV. This sell discipline, together with the buy discipline, constitutes each Fund’s strategy to achieve its investment objective. If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held. If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested, or by raising cash to protect capital. During periods of high market volatility, a significant amount of Fund assets may be sold, resulting in a significant allocation to cash in a Fund.

Each Fund is an actively managed ETF. The Sub-Advisor actively manages the Fund’s portfolio. As a result, the portfolio turnover rate for the Fund will be high. The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 500% on an annual basis.

Each Fund may use a variety of equity option strategies in an attempt to enhance return or to mitigate risk and volatility. Each Fund may write covered calls, which is the sale of call options on securities held by the Fund to generate current income in exchange for the right of the option buyer to purchase the security on or before a specified date at a predetermined price, irrespective of the market price. If the security’s market price moves above the option’s exercise (or “strike” price) while the option is in effect, a Fund risks receiving less than the market price for the security if the option is exercised. The difference between the market price and exercise price can offset the decline in the security’s value equal to the premium it received for writing the option. The premium received by each Fund for the sale of the option offsets declines in the security’s price up to the amount of the premium, thereby mitigating the risk of owning the security and the effects of a price decline in the security on the value and volatility of Fund shares. Each Fund may also buy call options, which give such Fund the right to pay a predetermined price for the receipt of a security on or before a specified date, irrespective of the market price of the security. Each Fund may also buy put options, which give such Fund the right to receive a predetermined price for the delivery of a security on or before a specified date, irrespective of the market price of the security. This limits the potential loss from a decline in the price of a security to the option’s strike price plus the cost of the option. Combinations of writing calls and using the proceeds to buy puts can be used by a Fund to limit (or “collar”) the risk of price declines in a held security, while reducing or eliminating the cost of implementing the option pair strategy (“zero cost collar”). While the premium received for the call may offset some or all of the cost of the put, gains in the security’s price above the call’s exercise price are given up in exchange for protection from losses below the exercise price of the put purchased. Buying and selling other combinations of calls and puts with differing expiration dates and/or strike prices can be varied and used with similar objectives as single option strategies, such as to generate income and/or mitigate the risk of owning a security, but at particular price ranges, time frames, total risk exposures, or implementation costs. Options may also be used to facilitate entering into or exiting from a security with limited trading volume relative to the size of the position held or intended to be held, and may be purchased or sold to close out an existing option position of each Fund. An option on a security that is not exercised prior to its expiration becomes worthless, resulting in a gain to the option seller equal to the amount of the option premium received and a loss to the option buyer equal to the amount of the option premium paid. Options on indices may be used to enhance return and/or mitigate the risk to the value of a Fund’s share price due to market movements. Option strategies incur transaction costs, which affect their after-cost effectiveness.

Principal Investment Strategies For:
WBI Power Factor® High Dividend ETF

Unless otherwise noted, the following Principal Investment Strategies are used by the Fund listed above.

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in the Underlying Index.

The Sub-Advisor anticipates that, generally, the Fund will hold all of the securities that comprise the Underlying Index in approximate proportion to their respective weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a representative sample of securities in the Underlying Index. There also may be instances in which the Sub-Advisor may choose to underweight or overweight a security in the Fund’s Underlying Index, purchase securities not in the Fund’s Underlying Index that the Sub-Advisor believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index. The Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), temporarily invest in securities not included in the Underlying Index that are expected to replicate the performance of securities included in the Underlying Index.

Given the Fund’s investment objective of attempting to track its Underlying Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index Provider maintains and calculates the Underlying Index in accordance with a rules-based methodology that involves selecting equity securities from the Parent Index with an above-average forecasted dividend yield, scored on the basis of three fundamental value characteristics or Power Factors®: Trailing 12-month diluted earnings from continuing operations to price ratio (E/P); Trailing 12-month free cash flow to price ratio (FCF/P); and Trailing 12-month sales to price ratio (S/P). The Parent Index includes large, mid- and small-cap securities listed in the U.S., including approximately the 3,000 largest U.S. companies that are selected and weighted according to free float market capitalization. The Parent Index is adjusted semi-annually in May and November. Issuers undergoing initial public offerings may be added to the Parent Index on a quarterly basis, consistent with the Parent Index’s selection methodology.

The Underlying Index is constructed by scoring each ordinary dividend paying, common stock constituent from the Parent Index both directly and relative to industry peers using the three Power

Factors® and ranking those securities in descending order according to their dividend indicated yield. The 50 companies with the largest dividend indicated yield, subject to certain asset diversification and liquidity requirements, are chosen as Underlying Index components. Dividend indicated yield is the total prior year dividend payments of a security expressed as a percentage of the current price adjusted for market expectations as to next year dividends indicated by related option premiums and excluding any off-cycle dividend payments. Once a month (five business days before the last trading day of the month) the Underlying Index components are screened for dividend cuts or an overall negative outlook concerning the companies’ dividend policy. If any changes need to be implemented, the Underlying Index will be adjusted at the close of the last trading day of the respective month. The composition of the Underlying Index is adjusted quarterly. The Underlying Index is constructed to limit turnover and excessive exposure to particular sectors, component weights, or other investment style factors, such as recently announced or implemented dividend cuts. The Underlying Index limits component turnover by permitting the retention of securities that were previously among the top 50 highest scoring securities, until they are no longer among the 75 highest scoring securities. The Underlying Index restricts exposure to a particular sector to 20% of the Underlying Index at each quarterly adjustment. The Underlying Index only includes long positions (i.e., short positions are impermissible). All component securities of the Underlying Index are dividend-paying securities whose yields are above the median for dividend-paying securities in the Parent Index.
Principal Investment Strategies For:
WBI BullBear Trend Switch US 1000 ETF
WBI BullBear Trend Switch US 2000 ETF
WBI BullBear Trend Switch US 1000 Total Return ETF
WBI BullBear Trend Switch US 2000 Total Return ETF
Unless otherwise noted, the following Principal Investment Strategies are used by each of the Funds listed above. The WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, and WBI BullBear Trend Switch US 2000 Total Return ETF had not yet commenced operations as of June 30, 2024.
The types of equity securities in which each Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, ETFs, and real estate investment trusts (“REITs”). The types of debt securities in which each Fund will generally invest include: corporate debt securities, U.S. Government securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, exchange-traded notes (“ETNs”) and, variable and floating rate securities. An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate or other objectively determined reference. (Such ETFs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). Each Total Return Fund expects to invest in debt securities of both long and short maturities, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. The yield curve refers to differences in yield among debt assets of varying maturities. All of the other Funds will invest in cash or cash equivalents. Cash equivalents are short-term, highly liquid investments with a maturity date that was three (3) months or less at the time of purchase.
During periods of high market volatility, a significant amount of Fund assets may be sold, resulting in a significant allocation to cash or cash equivalents in a Fund.
Each Fund is an actively managed ETF. The Sub-Advisor actively manages each Fund’s portfolio. As a result, the portfolio turnover rate for the Funds, especially during periods of significant volatility, may be high. The Sub-Advisor expects that the Funds’ investment strategies will result in a portfolio turnover rate in excess of 300% on an annual basis. Since the Funds’ principal investment strategies are expected to result in a higher annual portfolio turnover rate than that of many other investment companies, the Funds may experience higher portfolio transaction costs and Shares held in taxable accounts may incur higher taxes than what may be experienced by other investment companies and their shares.
Each Fund seeks to achieve current income or the potential for current income, with long-term capital appreciation, or the potential for long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions. They do so by employing various quantitative models to select securities, including either the Sub-Advisor’s proprietary Bond Model, its Equity Model, or a combination thereof.
Both the Bond Model and Equity Model utilize a systematic approach, analyzing macro-economic factors and technical market trends including, among others, those relating to commodities, monetary policy, valuation, sentiment and change in interest rates, to assess risk and generate their signals. The Bond Model generates first a credit quality signal and then a duration signal. Credit quality probability analysis seeks to predict which of the three possible credit quality debt securities market segments is likely to perform best in the subsequent week. Duration probability analysis seeks to predict whether long or short duration exposure to the credit quality debt securities determined by the credit quality signal is likely to perform best in the subsequent week. The intersection of the credit quality signals and the duration signals provides the recommended debt security exposure.
Alternatively, WBI BullBear Trend Switch US 1000 ETF (“1000 ETF”) and WBI BullBear Trend Switch US 2000 ETF (“2000 ETF”) and together with 1000 ETF, the (“Equity ETFs”) will exclusively employ the Equity Model, which utilizes many of the same factors as the Bond Model, to assess risk and generate its signals. The Equity ETFs will direct exposure exclusively to either the equity securities of U.S. large, mid-sized or small-capitalization companies, as appropriate for the Fund, or exclusively to cash or cash equivalents. The Equity Model signals indicate whether market conditions call for the Fund to remain in either of its possible exposure positions. The Fund will change its exposure position based on the Sub-Advisor’s Equity Indicator (“Equity Indicator”), which based on certain regression analysis, return forecast results and quantitative risk assessment, indicates risk of equity markets to be high or low, and will accordingly make a recommendation for the Fund’s exposure to cash or cash equivalents. The Fund will change its exposure position based on the Equity Indicator, and each change will become effective on the business day after the indicator signals change. The Equity ETFs will invest in securities including common stocks, preferred stocks, rights, warrants, convertibles, and shares of real estate investment trusts (“REITs”); cash and cash equivalents including money market accounts, U.S. Treasury Bills, and commercial paper, and ETFs and ETNs with exposure to the equity and debt securities described.

WBI BullBear Trend Switch US 1000 Total Return ETF (“1000 Total Return ETF”) and WBI BullBear Trend Switch US 2000 Total Return ETF (“2000 Total Return ETF”), (collectively, the “Equity Total Return ETFs”), will seek to employ a combination of the Bond Model and the Equity Model. The Equity Total Return ETFs will implement a systematic strategy which directs exposure first either to the equity securities of U.S. large, mid-sized or small-capitalization, as appropriate for the Fund, or to U.S. fixed income securities, and ETFs and ETNs with exposure to the equity and debt securities described. The Equity Total Return ETFs utilize the Equity Indicator, which, based on certain regression analysis, return forecast results and quantitative risk assessment, indicates risk of equity markets to be high or low, and will recommend accordingly employing the Equity Model, for exposures to equity securities, or to U.S. fixed income securities, as directed by the Bond Model, if applicable.

The five Funds that employ the Equity Model in their strategies are further distinguished by the market capitalization of the equity securities that are eligible for each such Fund. The 1000 ETF and the 1000 Total Return ETF seek equity exposure exclusively to the equity securities of U.S. large-capitalization companies. The 2000 ETF and 2000 Total Return ETF seek equity exposure exclusively to the equity securities of U.S. small and mid-capitalization companies. The Sub-Advisor currently defines U.S. large-capitalization companies as having market capitalization in excess of approximately $10 billion in their primary market. Small- and mid-capitalization companies are those that have lower market capitalization than large-capitalization companies in their primary market.
ADDITIONAL INVESTMENT STRATEGIES
The additional investment strategies outlined below do not represent and are distinct from the principal investment strategies of each Fund. Each of the policies described herein, including the investment objective of a Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of each Fund are set forth in the Statement of Additional Information (“SAI”) under “Investment Restrictions”.

The WBI Power Factor® High Dividend ETF may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices, and futures contracts.

The WBI Power Factor® High Dividend ETF may invest up to 20% of its assets in securities and other instruments not included in the Underlying Index but which the Sub-Advisor believes will assist the Fund in replicating the performance of the Underlying Index, such as, among other instruments, futures (including index futures), swaps, other derivatives, investment companies (including ETFs), preferred stocks, warrants and rights, cash and cash equivalents and money market instruments.

Securities Lending
The Funds may lend their portfolio securities. In connection with such loans, the Funds initially receive liquid collateral equal to at least 102% of the value of the portfolio securities being lent (and at least 105% for foreign securities). This collateral is marked to market on a daily basis.

Temporary or Cash Investments (not applicable to the WBI Power Factor® High Dividend ETF)
In addition to holding cash as part of its principal investment strategy, each applicable Fund may temporarily depart from its principal investment strategies by making investments in cash, cash equivalents, and high-quality, short-term debt securities, and money market instruments for temporary defensive purposes in response to adverse market, economic, or political conditions. This may result in a Fund not achieving its investment objectives during that period.

Borrowing Money
Each Fund may borrow money from a bank as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.

DESCRIPTION OF THE PRINCIPAL RISKS OF THE FUNDS
Investors in the Funds should carefully consider the risks of investing in the Funds as set forth in each Fund’s Summary Information section under “Principal Risks”. Unless otherwise noted, the following risks apply to all of the Funds.

Principal Risks
The principal risks of investing in the Funds that may adversely affect each Fund’s NAV or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Funds will achieve their investment objectives. The factors below apply to each Fund as indicated in the following table; additional information about each such risk and how it impacts each Fund that is subject thereto is set forth below the chart. Each of the factors below could have a negative impact on the applicable Fund’s performance and trading prices. The factors below are ordered alphabetically rather than by importance.

	WBI BullBear Value 3000 ETF	WBI BullBear Yield 3000 ETF	WBI BullBear Quality 3000 ETF	WBI Power Factor® High Dividend ETF
Active ETF Risk	X	X	X	—
Asset Class Risk	—	—	—	X
Authorized Participant Concentration Risk	X	X	X	X
Calculation Methodology Risk	—	—	—	X
Call Risk	√	√	√	—
Cash Position Risk	X	X	X	—
Commodities Risk	—	—	—	√
Concentration Risk	—	—	—	X
Costs of Buying or Selling Shares	√	√	√	√
Counterparty Risk	√	√	√	√
Credit Risk	√	√	√	—
Cybersecurity Risk	√	√	√	√
Debt Securities Risk	X	X	X	—
Derivatives Risk	—	—	—	√
Equity Options Risk	X	X	X	√
Equity Securities Risk	X	X	X	X
ETF Risks	—	—	—	√
ETF and Other Investment Companies Risk	X	X	X	—
ETN Risks	X	X	X	√
ETP Risks	—	—	—	√
Fluctuation of Net Asset Value	X	X	X	—
Foreign and Emerging Market Securities Risk	X	X	X	—
Forward and Futures Contract Risk	—	—	—	√
Fundamental Business Risk	X	X	X	—
Government Obligations Risk	—	—	—	—
High Dividend Yield Stocks Risk	—	—	—	X
High-Yield Securities Risk	X	X	X	—
Index-Related Risk	—	—	—	X

	WBI BullBear Value 3000 ETF	WBI BullBear Yield 3000 ETF	WBI BullBear Quality 3000 ETF	WBI Power Factor® High Dividend ETF
Interest Rate Risk	—	—	—	—
Investable Universe of Companies Risk	—	—	—	X
Investment Style Risk	X	X	X	—
Issuer Risk	√	√	√	X
Liquidity Risk	X	X	X	√
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnership Risk	X	X	X	—
Model Risk	X	X	X	—
Passive Investment Risk	—	—	—	X
Portfolio Turnover Risk	X	X	X	X
Premium/Discount Risk	—	—	—	X
Quantitative Model Risk	X	X	X	—
Reinvestment Risk	√	√	√	—
REIT Risk	X	X	X	—
Representative Sampling Risk	—	—	—	√
Risk of Investing in the United States	—	—	—	X
Secondary Market Trading Risk	—	—	—	X
Securities Lending	√	√	√	√
Shares Are Not Individually Redeemable	X	X	X	X
Shares of the Fund May Trade at Prices Other Than NAV	—	—	—	—
Small and Medium-Sized Companies Risk	X	X	X	X
Tax Risk	√	√	√	√
Tracking Error Risk	—	—	—	X
Trading Issues	√	√	√	√
Trading Price Risk	X	X	X	X
Trend Lag Risk	—	—	—	—
Valuation Risk	—	—	—	√
Value Risk	X	X	X	X
X    Principal risk
√    Non-principal risk
—    Not applicable

	WBI BullBear Trend Switch US 1000 ETF+	WBI BullBear Trend Switch US 2000 ETF+	WBI BullBear Trend Switch US 1000 Total Return ETF+	WBI BullBear Trend Switch US 2000 Total Return ETF+
Active ETF Risk	—	—	—	—
Asset Class Risk	—	—	—	—
Authorized Participant Concentration Risk	X	X	X	X

	WBI BullBear Trend Switch US 1000 ETF+	WBI BullBear Trend Switch US 2000 ETF+	WBI BullBear Trend Switch US 1000 Total Return ETF+	WBI BullBear Trend Switch US 2000 Total Return ETF+
Calculation Methodology Risk	—	—	—	—
Call Risk	√	√	√	√
Cash Position Risk	X	X	X	X
Commodities Risk	—	—	—	—
Concentration Risk	—	—	—	—
Costs of Buying or Selling Shares	√	√	√	√
Counterparty Risk	X	X	X	X
Credit Risk	√	√	√	√
Cybersecurity Risk	√	√	√	√
Debt Securities Risk	—	—	X	X
Derivatives Risk	X	X	X	X
Equity Options Risk	X	X	X	X
Equity Securities Risk	X	X	X	X
ETF Risks	—	—	—	—
ETF and Other Investment Companies Risk	X	X	X	X
ETN Risks	X	X	X	X
ETP Risks	—	—	—	—
Fluctuation of Net Asset Value	—	—	—	—
Foreign and Emerging Market Securities Risk	—	—	—	—
Forward and Futures Contract Risk	—	—	—	—
Fundamental Business Risk	X	X	X	X
Government Obligations Risk	X	X	X	X
High Dividend Yield Stocks Risk	—	—	—	—
High-Yield Securities Risk	—	—	X	X
Index-Related Risk	—	—	—	—
Interest Rate Risk	—	—	X	X
Investable Universe of Companies Risk	—	—	—	—
Investment Style Risk	X	X	X	X
Issuer Risk	√	√	√	√
Liquidity Risk	X	X	X	X
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnership Risk	—	—	—	—
Model Risk	X	X	X	X
Passive Investment Risk	—	—	—	—
Portfolio Turnover Risk	X	X	X	X
Premium/Discount Risk	—	—	—	—
Quantitative Model Risk	X	X	X	X
Reinvestment Risk	√	√	√	√
REIT Risk	X	X	X	X

	WBI BullBear Trend Switch US 1000 ETF+	WBI BullBear Trend Switch US 2000 ETF+	WBI BullBear Trend Switch US 1000 Total Return ETF+	WBI BullBear Trend Switch US 2000 Total Return ETF+
Representative Sampling Risk	—	—	—	—
Risk of Investing in the United States	—	—	—	—
Secondary Market Trading Risk	—	—	—	—
Securities Lending	√	√	√	√
Share Trading Price Risk	√	√	√	√
Shares Are Not Individually Redeemable	X	X	X	X
Shares of the Fund May Trade at Prices Other Than NAV	X	X	X	X
Small- and Medium-Sized Companies Risk	—	X	—	X
Tax Risk	√	√	√	√
Tracking Error Risk	—	—	—	—
Trading Issues	√	√	√	√
Trend Lag Risk	X	X	X	X
Valuation Risk	—	—	—	—
Value Risk	—	—	—	—
X    Principal risk
√    Non-principal risk
—    Not applicable
+    The Fund had not yet commenced operations as of June 30, 2024.

Active ETF Risk – There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per Share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Asset Class Risk – Securities in the Underlying Index or otherwise held in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as APs to create and redeem the Fund’s shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Calculation Methodology Risk – The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Index Provider, the Advisor, the Sub-Advisor, nor the Fund can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Call Risk – The Fund may invest in callable bonds, and such issuers may “call” or repay securities with higher coupon or interest rates before the security’s maturity date. If interest rates fall, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Cash Position Risk – If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Commodities Risk — The Fund may invest in commodity ETPs. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Concentration Risk – The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Underlying Index (and, therefore, the Fund’s investments) is concentrated in the securities of a particular issuer or issuers, country, region, market, industry, group of industries, sector (including the consumer discretionary sector) or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Costs of Buying or Selling Shares – Investors buying or selling Shares in the Secondary Market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Shares based on trading volume and market liquidity. In addition, increased market volatility may cause increased bid/ask spreads.

Counterparty Risk – Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, the Fund or an ETP in which the Fund invests will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund or such ETP will sustain losses.

Credit Risk – The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline.

Cybersecurity Risk – Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter durations for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high- yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Derivatives Risk – A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in futures contracts, swap agreements, forward contracts and options on securities, indices, and futures contracts. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Funds’ losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Funds from being deemed to have issued senior securities as a result of an investment in derivatives, the Funds will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). Unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule, among other things, requires the fund to establish a comprehensive derivatives risk management program, comply with certain value-at-risk (“VAR”) based leverage limits, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 provides an exception for limited derivatives users, which Rule 18f-4 defines as any fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. Limited derivatives users are exempt from Rule 18f-4’s requirements to comply with VaR-based limits, appoint a derivatives risk manager, and adopt a derivatives risk management program. If a fund qualifies as a limited derivatives user, it must adopt and implement policies and procedures reasonably designed to manage its derivatives risk.

As of the date of this prospectus, each Fund qualifies as a limited derivatives user and has adopted policies and procedures to manage its derivatives risk.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Sub-Advisor to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Equity Securities Risk – The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers. The value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, sometimes rapidly or unpredictably, resulting in losses. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management, performance, financial leverage, and reduced demand for the issuer’s goods or services.

ETF Risks — The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Sub-Advisor may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. A complete list of each underlying ETF can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each underlying ETF prior to investing in the Fund.

ETF and Other Investment Companies Risk – ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. Accordingly, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities and other portfolio assets that it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Furthermore, investments in other investment companies could affect the timing, amount, and character of distributions to shareholders, and therefore may increase the amount of taxes payable by investors in the Fund.

ETN Risks — The Fund may hold ETNs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETNs. An ETN may trade at a premium or discount to its net asset value. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETN it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETNs. ETNs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer’s credit rating. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a portfolio may not receive the return it was promised and could lose its entire investment. It is expected that an issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. A portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

ETP Risks — The Fund may hold ETPs to gain exposure to commodities. As a result, the Fund is subject to the same risks as the underlying ETPs. While the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying commodities contracts and exposure the ETP holds, lack of liquidity in an underlying ETP can result in its value being more volatile than the metal itself. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs. ETPs that invest in commodities contracts and exposure may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. Additionally, ETPs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from commodities is generally not qualifying income for purposes of the regulated investment company (“RIC”) gross income tests under the Code. Although income derived from ETPs that are treated as foreign corporations for U.S. tax purposes is expected to be qualifying income, future legislation or guidance may treat this income as not so qualifying.

Fluctuation of Net Asset Value – The NAV of the Fund’s Shares will fluctuate with changes in market value of the Fund’s holdings. The market prices of the Fund’s Shares will fluctuate in accordance with changes in NAV as well as the relative supply and demand for the Shares on the NYSE Arca. The Sub-Advisor cannot predict whether Shares will trade below, at, or above their NAV, and an investor may sustain losses if Shares are purchased at a time when their market price is at a premium (above) their NAV, or sold at a time when their market price is at a discount to (below) their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund, whether trading individually or in the aggregate, at any point in time. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Sub-Advisor believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments.

Foreign securities include American Depositary Receipts (“ADRs”) and similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), dollar-denominated foreign securities, and securities purchased directly on foreign exchanges. ADRs, EDRs, and GDRs are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar-denominated. EDRs and GDRs are typically U.S. dollar- denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs, and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility and risks related to adverse political, regulatory, market, or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. A Fund will generally not be eligible to pass through to shareholders any U.S.

federal income tax credits or deductions with respect to foreign taxes paid, unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

In addition, the Fund may be exposed to the risks of investing in emerging markets. Emerging markets are those of countries with immature economic and political structures. Investments in securities of companies in emerging markets involve special risks. Investing in emerging market securities imposes risks different from, or greater than, risks in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities of certain emerging market countries.

Forward and Futures Contract Risk — The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) the possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d) the possibility that, if the Fund has insufficient cash, the Fund may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. Leverage Risk — Leverage, including borrowing, may cause the Fund or an ETP in which the Fund invests to be more volatile by magnifying the Fund’s or such ETP’s gains or losses than if the Fund or such ETP had not been leveraged. The use of leverage may cause the Fund or an ETP to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Fundamental Business Risk – Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. To the extent the Fund invests in companies that experience negative developments in their financial condition, the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Government Obligations Risk – The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

High Dividend Yield Stocks Risk – High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Companies with high dividend yields are often sensitive to changes in interest rates. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.

High-Yield Securities Risk – Debt securities receiving below investment grade ratings (i.e.,“junk bonds”) may have speculative characteristics and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High-yield securities are inherently speculative. High-yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds may be uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a higher profile default.

Index-Related Risk – There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Interest Rate Risk – The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to short-term bond (or short-term bond funds) and lower for long-term bond (or long-term bond funds).

Investable Universe of Companies Risk – The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Investment Style Risk – The prices of stocks and bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and medium-sized companies. The Fund may invest in securities that are susceptible to specific investment risks. Dividend-paying common stocks tend to go through cycles of doing better (or worse) than the stock market in general. These periods have, in the past, lasted for as long as several years. If stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. Companies with an apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. To the extent the Fund invests in dividend-paying common stocks, growth stocks, value stocks, or the stocks of companies that experience negative developments in their financial condition, the Fund may underperform funds that invest in other types of securities.

Issuer Risk – Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by a Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk – The skill of the Sub-Advisor will play a significant role in the Fund’s ability to achieve its investment objectives. The Fund’s ability to achieve its investment objectives depends on the ability of the Sub-Advisor to correctly identify economic trends, especially with regard to accurately forecasting projected dividend and growth rates and inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Sub-Advisor’s ability to select stocks, particularly in volatile stock markets. The Sub-Advisor could be incorrect in its analysis of industries, companies’ projected dividends and growth rates, the relative attractiveness of value stocks, and other matters. In addition, the Sub-Advisor’s models, stop loss, and goal-setting process may not perform as expected, which may negatively impact the Fund.

Market Risk – Market risk arises mainly from uncertainty about future values of securities and other financial instruments held by the Funds. The Funds could lose money if the value of securities or other assets decline temporarily due to short-term market movements or over a longer period due to prolonged changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer, region, market, industry, sector or asset class. Sharp price declines in securities owned by the Funds, known as flash crash risk, may trigger trading halts, which may result in the Funds’ shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, international trade and tariff disputes, epidemics, pandemics or other public health issues, recessions, or other events could have a significant and protracted impact on the Funds and their investments.

Turbulence in the financial and credit markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on a Fund. Changes in financial and credit market conditions and interest rates generally do not have the same impact on all types of securities and other financial instruments, the market value of each Fund’s shares may fluctuate as a result of the movement of the overall stock or bond market. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve or other government actors could cause increased volatility in financial and credit markets and lead to higher Fund share volatility or higher levels of Fund redemptions, which could negatively impact a Fund and cause you to lose money.
Master Limited Partnership Risk – Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on a Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for either Fund, and may result in a loss of principal. Further, there is a risk that the investments selected to implement the models will not accurately track the modeled opportunity or perform as expected, resulting in tracking errors and rebalancing risks relative to the model.

Passive Investment Risk – The Fund is not actively managed and the Sub-Advisor does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund’s performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.

Premium/Discount Risk – Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Reinvestment Risk – The Fund’s performance may be adversely affected when interest rates fall because the Fund may be exposed to lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to exposure to short-term bonds (or short-term bond funds) and lower for long-term bonds (or long-term bond funds).

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which a Fund invests.

Representative Sampling Risk — If, under certain circumstances, the Fund elects to use a representative sampling approach, this will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Risk of Investing in the United States – The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens, its financial markets decline, or interest rates increase, may have an adverse effect on the securities to which the Fund has exposure.

Secondary Market Trading Risk – Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are expected to be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Securities Lending – Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Shares of the Fund May Trade at Prices Other Than NAV – There is no obligation by any market maker to make a market in the Funds’ shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Funds’ NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Small and Medium-Sized Companies Risk – Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small- and medium-capitalization companies may have limited product lines, markets, or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

Tax Risk – The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status. In addition, the Fund’s transactions in derivatives may result in the Fund realizing more short-term capital gains and ordinary income that are subject to higher ordinary income tax rates than if it did not engage in such transactions.

Tracking Error Risk – The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Trading Issues – Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Trading Price Risk – The Shares of the Fund are listed for trading on the NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the exchange price of the Fund’s Shares will approximate the Fund’s NAV, there may be times when the exchange price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Sub-Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Trend Lag Risk – Trend indicator signal changes pursuant to which Fund exposure and investments are determined, are designed to become effective in the Funds the business day following the indicator signal. As a result of this, the Funds may be exposed to downward trends and/or market volatility and may not achieve immediate exposure to upward trends and/or market volatility.

Valuation Risk – The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Value Risk - Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

CONTINUOUS OFFERING
The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CREATION AND REDEMPTION OF CREATION UNITS
Each Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” The Creation Unit aggregation for each Fund is shown below.

Creation Unit Aggregation
Fund
WBI BullBear Value 3000 ETF	50,000
WBI BullBear Yield 3000 ETF	50,000
WBI BullBear Quality 3000 ETF	50,000
WBI Power Factor® High Dividend ETF	50,000
WBI BullBear Trend Switch US 1000 ETF +	50,000
WBI BullBear Trend Switch US 2000 ETF +	50,000
WBI BullBear Trend Switch US 1000 Total Return ETF +	50,000
WBI BullBear Trend Switch US 2000 Total Return ETF +	50,000

+ The Fund had not yet commenced operations as of June 30, 2024.

The number of Shares in a Creation Unit may change in the event of a share split, reverse split or similar revaluation. The Funds may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a

“Participating Party”, i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (“Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (each a “Participation Agreement”). Because Creation Units are likely to cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Funds in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market. Although it is anticipated that most creation and redemption transactions for each Fund will be made on an “in-kind” basis, from time to time they may be made partially or wholly in cash. In determining whether a particular Fund will sell or redeem Creation Units entirely on a cash or in-kind basis (whether for a given day or a given order) the key consideration will be the benefit that would accrue to the Fund and its investors. Under certain circumstances, tax considerations may warrant in-kind, rather than cash, redemptions.

Retail investors may acquire Shares in the Secondary Market (not from the Funds) through a broker or dealer. Shares are listed on the NYSE Arca and are publicly traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount, or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes discussed above are summarized, and such summary only applies to shareholders who purchase or redeem Creation Units (that is, they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

MANAGEMENT
The Board is responsible for the general supervision of the Funds. The Board appoints officers who are responsible for the day-to-day operations of the Funds.

Investment Advisor
Millington Securities, LLC (“Advisor”) is the investment advisor to the Funds and is located at 331 Newman Springs Road, Suite 143, Red Bank, New Jersey 07701. As of June 30, 2024, the Advisor had approximately $544 million in assets under management.

The Advisor continuously reviews, supervises, and administers each Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.

WBI Investments, LLC (“Sub-Advisor”), located at 331 Newman Springs Road, Suite 143, Red Bank, New Jersey 07701, is an affiliate of the Advisor and has been appointed by the Advisor to act as the investment sub-advisor to the Funds. The Sub-Advisor is an SEC-registered investment advisory firm formed in 1984 and registered with the SEC in 1985, providing investment management services to individuals, high net worth individuals, charitable organizations, corporations, pension and profit sharing plans, family limited partnerships, and fraternities.

The Sub-Advisor is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objectives and policies. The Sub-Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill the obligations of the investment advisory agreement.

As compensation for its services and its assumption of certain expenses, each Fund pays the Advisor a management fee equal to a percentage of the Fund’s average daily net assets that is calculated daily and paid monthly, as follows:

Fund Name	Management Fee
WBI BullBear Value 3000 ETF	0.85%*
WBI BullBear Yield 3000 ETF	0.85%*
WBI BullBear Quality 3000 ETF	0.85%*
WBI Power Factor® High Dividend ETF	0.55%*
WBI BullBear Trend Switch US 1000 +	0.65%
WBI BullBear Trend Switch US 2000 ETF +	0.65%
WBI BullBear Trend Switch US 1000 Total Return ETF +	0.65%
WBI BullBear Trend Switch US 2000 Total Return ETF +	0.65%
*Subject to the Expense Limitation Agreement described below.
+    The Fund had not yet commenced operations as of June 30, 2024.
The Advisor serves as advisor to each Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”), and appointed the Sub-Advisor to act as such for each Fund pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor a management fee equal to the amounts listed above as a percentage of average daily net assets. The Advisor has delegated the Sub-Advisor to receive such fee directly from the Funds. The Advisor is paid 0.04% of each Fund’s average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

Both the Advisory Agreement and the Sub-Advisory Agreement were approved by the Independent Trustees of the Trust at an in-person meeting of the Board. The basis for the Independent Trustees’ approval of the Advisory Agreement as well as the Sub-Advisory Agreement for the Funds having commenced operations prior to June 30, 2024 is available in the Funds’ annual report to shareholders for the period ended June 30, 2024. The basis for the Board’s approval of the Advisory Agreement as well as Sub-Advisory agreement with respect to the Funds that have not commenced operations as of June 30, 2024 will be available in such Fund’s first first Form N-CSR filing. The Sub-Advisor and its affiliates deal, trade, and invest for their own accounts in the types of securities in which the Funds also may invest. The Sub-Advisor does not use inside information in making investment decisions on behalf of the Funds.

The Sub-Advisor provides investment management services to the Funds and also provides management services to other accounts, including separately managed accounts, other Funds in the Trust, and mutual funds, using analysis, research, processes, and systems similar to those used in the management of the Funds. As a result, securities selected for the Fund may also be appropriate for, and owned in, other accounts under the Sub-Advisor’s management.

Expense Limitation Agreement (not applicable to the WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, and WBI BullBear Trend Switch US 2000 Total Return ETF)
The Sub-Advisor has entered into an Expense Limitation Agreement with certain of the Funds under which it has contractually agreed to waive or reduce its fees and to assume other expenses of the applicable Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) and organizational costs (“Operating Expenses”) to not more than 1.70% of the average daily net assets for each of the WBI BullBear Value 3000 ETF; WBI BullBear Yield 3000 ETF; and WBI BullBear Quality 3000 ETF for the fiscal year, and 1.00% of the average daily net assets for the WBI Power Factor® High Dividend ETF until at least October 31, 2025.

The Sub-Advisor currently expects that the contractual agreement will continue from year-to-fiscal year, provided such continuance is approved by the Board on behalf of the applicable Funds. A Fund may terminate the Expense Limitation Agreement at any time. The Sub-Advisor may also terminate the Expense Limitation Agreement in respect of any Fund at the end of the then-current term upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal. The Sub-Advisor is permitted to recoup from a Fund previously waived fees or reimbursed expenses for three years from the specific time in which fees were waived or expenses reimbursed, as long as such recoupment does not cause such Fund’s Operating Expenses to exceed the expense cap in place either at the time of recoupment or the time such fees were waived or expenses were reimbursed.

Unitary Fee Arrangement (Trend Switch Funds only)
Under the Advisory Agreement for the WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, and WBI BullBear Trend Switch US 2000 Total Return ETF, (collectively, the “Trend Switch Funds”), the Advisor has agreed to pay or will cause its affiliated Sub-Advisor to pay, all of the expenses of each Fund, except for: the fee payment under the Trend Switch Funds’ Advisory Agreement, payments under each Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), compensation and expenses of the independent Trustees (including independent Trustee counsel fees), litigation expenses, and other extraordinary expenses (including litigation to which the Trust or a Trend Switch Fund may be a party and indemnification of the Trustees and officers with respect thereto). The foregoing arrangement is referred to as a “unitary” fee arrangement.

The expenses of the Trend Switch Funds, which are subject to the unitary fee arrangement under the Trend Switch Funds’ Advisory Agreement, include, but are not limited to: salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Advisor or its affiliates; any assumption of expense of the Trust by the Advisor; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, SAI, annual, semiannual, and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself; the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees; all insurance premiums for fidelity and other coverage, as approved by the Trustees; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; and all expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations.

Portfolio Management

Co-Portfolio Manager: Matthew Schreiber, Co-Chief Executive Officer and Co-Chief Investment Officer, WBI Investments, LLC
Mr. Schreiber has served as Co-Chief Investment Officer of WBI Investments, LLC. since July 2024. He previously served as Vice President of Business Development from 2007 to 2012. Mr. Schreiber is also the Chief Executive Officer of CyborgTech, LLC, an affiliated company that develops and services financial technology. He received a B.A. and M.Ed. from the University of South Carolina.

Co-Portfolio Manager: Don Schreiber, Jr., Founder and Co-Chief Executive Officer, WBI Investments, LLC
Mr. Schreiber founded WBI Investments, LLC in August 1984, and serves as its Co-Chief Executive Officer. He also serves as Chief Executive Officer of Millington Securities, LLC. He has served as Chief Executive Officer (since April 2013), Director (since 2008), Treasurer (since April 2008), President (from April 2008-April 2013) and Vice President (since 2008) of Hartshorne Group, LLC, an SEC registered investment advisory firm and as President of Advisor Toolbox, LLC, a financial services technology and business consulting firm, since July 2005. Mr. Schreiber is also owner Chairman and Chief Visionary Officer of CyborgTech, LLC an affiliated company that develops and services financial technology. He received a B.S. degree in Business from Susquehanna University in 1977. Mr. Schreiber has been portfolio manager to the Funds since 2014.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and ownership of securities in the Funds.

BUYING AND SELLING SHARES IN THE SECONDARY MARKET
Most investors will buy and sell Shares of each Fund in Secondary Market transactions through brokers. Shares of each Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry
Shares of each Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

OTHER SERVICE PROVIDERS
Fund Administrator, Custodian, Transfer Agent, and Securities Lending Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator, Transfer Agent, and Index Receipt Agent. U.S. Bank, National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian and Securities Lending Agent.

Distributor
Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101, serves as the Distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a Secondary Market in Shares.

Compliance
Pursuant to a Fund CCO Agreement with the Trust, Vigilant Compliance, LLC, Gateway Corporate Center, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, provides a Chief Compliance Officer (“CCO”) for the Trust.

Independent Registered Public Accounting Firm
KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the independent registered public accounting firm for the Trust.

Legal Counsel
K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, serves as counsel to the Trust and the Independent Trustees of the Board.

FREQUENT TRADING
The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Funds are expected to be attractive to active institutional and retail investors interested in buying and selling Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, a Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in a Fund’s Shares occurs on the Secondary Market. Because Secondary Market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected “in-kind” (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs (a Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that a Fund’s Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Funds. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTION AND SERVICE PLAN
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Sub-Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE (NAV)
The NAV of the Shares for a Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration, and 12b-1 distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to four decimal places.

In calculating NAV, each Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Valuation Designee, subject to the Board’s general oversight. The Board has designated the Advisor as the Valuation Designee. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before a Fund’s NAV is calculated.

The frequency with which each Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies, and limitations. If the Funds invest in other open-end management investment companies registered under the 1940 Act, they may rely on the net asset values of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances. If the Funds invest in ETPs, they value shares of the ETPs based upon the closing market prices. If the Funds invest in registered money market funds, they value shares of the money market fund based upon the money market fund’s stable NAV.

Valuing any of the Funds’ investments using fair value pricing results in using prices for those investments that may differ from current market valuations. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

The NAV is calculated by the Administrator and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time) (“Business Day”). “Business Day” means any day that the Exchange is open for trading. The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PREMIUM/DISCOUNT INFORMATION
Information regarding the extent and frequency with which market prices of Shares have tracked the relevant Fund’s NAV for the most recently completed calendar year and the quarters since that year is available without charge on the Funds’ website at www.wbietfs.com.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Net Investment Income and Capital Gains
As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments.

The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions”.

Capital gains of the Funds are normally declared and paid annually. Dividends from net investment income are normally declared and paid with the following frequency:

Name of Fund	Distribution Frequency
WBI BullBear Value 3000 ETF	Quarterly
WBI BullBear Yield 3000 ETF	Monthly
WBI BullBear Quality 3000 ETF	Quarterly
WBI Power Factor® High Dividend ETF	Quarterly
WBI BullBear Trend Switch US 1000 ETF +	Quarterly
WBI BullBear Trend Switch US 2000 ETF +	Quarterly
WBI BullBear Trend Switch US 1000 Total Return ETF +	Quarterly
WBI BullBear Trend Switch US 2000 Total Return ETF +	Quarterly
+ The Fund had not yet commenced operations as of June 30, 2024.

The amount of distributions may vary and there can be no guarantee that the Fund will pay dividends of investment income in any given month or quarter, as applicable. Dividends also may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on securities held by the Funds, as if the Funds owned the securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution that represents a return of capital. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of a Fund
Each Fund intends to qualify and elect to be treated as a separate “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, each Fund must meet, annually, certain income and asset diversification requirements, and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.

As a regulated investment company, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a regulated investment company for any year, (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends (or qualified dividend income for individuals shareholders if certain holding period requirements are met) to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

A Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain other trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign shareholder furnishes the Funds with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and the Funds do not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign shareholder were to receive the related amounts directly rather than as dividends from the Funds.

The provisions of FATCA will subject certain foreign entities to U.S. withholding tax of 30% on certain U.S. source investment income (including all dividends from the Fund), unless they comply with or demonstrate their exemption from certain reporting requirements. Complying with such requirements may require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions may be required to enter in an agreement with the U.S. Internal Revenue Service or a government agency in their own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return, even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Funds, please see the section of the SAI entitled “Taxation”.

Material Conflicts of Interest
The activities in the management of, or interest in, the Sub-Advisor’s own accounts and the other accounts it manages, may give rise to conflicts of interest or the appearance of conflicts of interest, and these activities may present conflicts of interest that could disadvantage the Funds and their shareholders. For example, the Sub-Advisor currently provides investment management services to other accounts, including separately managed accounts, other Funds in the Trust, and in the future may service accounts of other affiliates and their respective clients, using analysis, research, processes, and systems similar to those used in the management of the Funds. Some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between any of the Funds and other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed.

In connection with allocation of trades, the Sub-Advisor faces a potential conflict because it manages separately managed accounts (“SMA Clients”) and multiple registered investment companies. These conflicts may arise because of similarities between the investment strategies. The intention of the Sub-Advisor is to treat the various accounts fairly. The Sub-Advisor may combine or aggregate orders for SMA Clients and the Funds, in an effort to obtain best execution, to negotiate more favorable commission rates, or to equitably allocate among the Sub-Advisor’s SMA Clients and the Funds improvements in price and transaction fees or other transaction costs that might not have been obtained had such orders been placed independently. If the Sub-Advisor combines or aggregates client orders, for those client accounts included in the combined or aggregated orders, transactions will be averaged as to price and will be allocated among the relevant client accounts in proportion to the purchase (or sale) orders placed for each respective client account. This can also lead to a conflict of interest for the Sub-Advisor in allocating its own limited resources among different clients and potential future business ventures. Although the Sub-Advisor and its professional staff cannot and will not devote all of its time or resources to the management of the business and affairs of the Funds, the Sub-Advisor intends to devote, and to cause its professional staff to devote, sufficient time and resources to properly manage the business and affairs of the Funds.

The Sub-Advisor utilizes non-affiliated broker dealers to execute portfolio transactions for the Funds. Currently, these non-affiliated broker dealers charge an explicit commission for these transactions, a portion of which is designated towards “soft dollar credits” that can be used to provide the Sub-Advisor with certain research and brokerage services as described in the safe harbor provisions under Section 28(e) of the Securities and Exchange Act of 1934. Currently, the Funds pay $0.025 per share in explicit commission to these non-affiliated broker dealers for their execution services, of which $0.0125 per share is designated by the non-affiliated broker dealers to a pool of soft dollar credits for use by the Sub-Advisor. The Sub- Advisor participates in commission sharing arrangements (“CSAs”) that are consistent with the requirements of Section 28(e). Research and brokerage services furnished through CSAs may be used by the Sub-Advisor in servicing any or all of the firm’s clients and will be used for client accounts other than those that pay commissions to the broker-dealer providing the research or brokerage services. Commissions and other forms of compensation earned by broker dealers, which include any soft-dollar credits designated for use by the Sub-Advisor, will negatively impact the prices ultimately paid or received by customers including the Funds.

CODE OF ETHICS
The Trust, the Advisor, the Sub-Advisor and Foreside Financial Group, LLC, on behalf of the Distributor and Foreside Fund Officer Services, LLC, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor, the Distributor and Foreside Fund Officer Services, LLC from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes are on file with the SEC and are available to the public.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Sub-Advisor maintains a website for the Funds at www.wbietfs.com. The website for the Funds contains, among other things, the following information, on a per-Share basis, for each Fund the prior Business Day’s: (1) NAV; (2) market price (which may be the official closing price or the national best bid and national best offer at the time the NAV is calculated); and (3) a calculation of the premium or discount of the market price against such NAV. The website also contains a table and line graph providing historical data related to the premium or discount during the most recently completed calendar year and the most recently completed calendar quarters since that year (or for the life of a Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, each Fund will disclose on its website www.wbietfs.com the identities and quantities of the portfolio securities and other assets held by each Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, and the rules promulgated, thereunder or as may be permitted by exemptive orders granted by the SEC that would permit registered investment companies to invest in the Funds beyond those limitations.

Shareholder inquiries may be made by writing to the Trust, c/o Millington Securities, LLC, 331 Newman Springs Road, Suite 143, Red Bank, New Jersey 07701.

FINANCIAL HIGHLIGHTS
The financial highlights tables that follow are intended to help you understand the Funds’ financial performance for five years or the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights below have been derived from the Funds’ financial statements. This information has been audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders for the fiscal year/period ended June 30, 2024, which is available upon request.

The WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, and WBI BullBear Trend Switch US 2000 Total Return ETF have not yet commenced operations prior to the date of this Prospectus and therefore do not have financial information.

For capital share outstanding throughout each period

WBI BullBear Value 3000 ETF
	Year Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period/Year	$28.90	$29.55	$31.75	$25.60	$27.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.35	0.25	0.29	0.49	0.07
Net gain (loss) on investments (realized and unrealized)[2]	0.10	(0.51)	(2.06)	6.05	(1.54)
Total from investment operations	0.45	(0.26)	(1.77)	6.54	(1.47)
LESS DISTRIBUTIONS:
Distributions from net investment income	(0.36)	(0.39)	(0.43)	(0.39)	(0.12)
Net asset value, end of period/year	$28.99	$28.90	$29.55	$31.75	$25.60
Market price, end of period/year	$28.97	$28.91	$29.48	$31.77	$25.61
Net Assets Total Return[3]	1.57%	(0.79%)	(5.62%)	25.59%	(5.40%)

SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s)	$32,999	$44,454	$42,503	$53,597	$43,218
RATIOS TO AVERAGE NET ASSETS:
Expenses before fees (waived)/recouped	1.51%	1.64%	1.38%	1.36%	1.25%
Expenses after fees (waived)/recouped	1.36%	1.25%	1.25%	1.25%	1.25%
Net investment income to average net assets	1.24%	0.89%	0.94%	1.71%	0.27%
Portfolio turnover rate[4]	742%	906%	845%	800%	894%
1Calculated based on average shares outstanding during the period.
2The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.
3Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
4Excludes securities received or delivered as a result of processing capital share transactions in creation units.
The accompanying notes are an integral part of these financial statements.

For capital share outstanding throughout each period

WBI BullBear Yield 3000 ETF
	Year Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period/Year	$23.25	$25.95	$26.67	$22.53	$24.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.43	0.42	0.39	0.41	0.21
Net gain (loss) on investments (realized and unrealized)[2]	0.69	(2.61)	(0.57)	4.13	(1.46)
Total from investment operations	1.12	(2.19)	(0.18)	4.54	(1.25)
LESS DISTRIBUTIONS:
Distributions from net investment income	(0.43)	(0.51)	(0.54)	(0.40)	(0.21)
Tax return of capital to shareholders	—	—	—	—	(0.03)
Total Distributions	(0.43)	(0.51)	(0.54)	(0.40)	(0.24)
Net asset value, end of period/year	$23.94	$23.25	$25.95	$26.67	$22.53
Market price, end of period/year	$23.92	$23.24	$25.92	$26.68	$22.52
Net Assets Total Return[3]	4.88%	(8.49%)	(0.73%)	20.36%	(5.22%)

SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s)	$43,807	$57,653	$38,416	$47,477	$59,247
RATIOS TO AVERAGE NET ASSETS:
Expenses before fees (waived)/recouped	1.36%	1.44%	1.43%	1.27%	1.14%
Expenses after fees (waived)/recouped	1.28%	1.25%	1.26%	1.25%	1.14%
Net investment income to average net assets	1.83%	1.73%	1.44%	1.68%	0.88%
Portfolio turnover rate[4]	641%	890%	824%	820%	895%
1Calculated based on average shares outstanding during the period.
2The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.
3Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
4Excludes securities received or delivered as a result of processing capital share transactions in creation units.
The accompanying notes are an integral part of these financial statements.

For capital share outstanding throughout each period

WBI BullBear Quality 3000 ETF
	Year Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period/Year	$29.19	$28.78	$30.74	$26.06	$27.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.03	0.23	0.32	0.12	0.07
Net gain (loss) on investments (realized and unrealized)[2]	4.16	0.54	(1.68)	4.62	(1.10)
Total from investment operations	4.19	0.77	(1.36)	4.74	(1.03)
LESS DISTRIBUTIONS:
Distributions from net investment income	(0.04)	(0.36)	(0.60)	(0.06)	(0.09)
Tax return of capital to shareholders	—	—	—	—	(0.02)
Total Distributions	(0.04)	(0.36)	(0.60)	(0.06)	(0.11)
Net asset value, end of period/year	$33.34	$29.19	$28.78	$30.74	$26.06
Market price, end of period/year	$33.33	$29.19	$28.73	$30.75	$26.07
Net Assets Total Return[3]	14.33%	2.79%	(4.58%)	18.21%	(3.79%)

SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s)	$39,246	$44,583	$36,758	$45,407	$54,134
RATIOS TO AVERAGE NET ASSETS:
Expenses before fees (waived)/recouped	1.44%	1.65%	1.45%	1.31%	1.23%
Expenses after fees (waived)/recouped	1.32%	1.25%	1.25%	1.25%	1.23%
Net investment income to average net assets	0.10%	0.82%	1.04%	0.43%	0.27%
Portfolio turnover rate[4]	672%	805%	899%	838%	886%
1Calculated based on average shares outstanding during the period.
2The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.
3Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
4Excludes securities received or delivered as a result of processing capital share transactions in creation units.
The accompanying notes are an integral part of these financial statements.

For capital share outstanding throughout each period

WBI Power Factor® High Dividend ETF
	Year Ended June 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period/Year	$25.92	$25.97	$27.43	$18.76	$24.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	1.26	1.36	1.16	1.10	1.12
Net gain (loss) on investments (realized and unrealized)[2]	3.07	0.05	(1.49)	8.65	(5.76)
Total from investment operations	4.33	1.41	(0.33)	9.75	(4.64)
LESS DISTRIBUTIONS:
Distributions from net investment income	(1.22)	(1.46)	(1.13)	(1.08)	(1.16)
Total Distributions	(1.22)	(1.46)	(1.13)	(1.08)	(1.16)
Net asset value, end of period/year	$29.03	$25.92	$25.97	$27.43	$18.76
Market price, end of period/year	$29.00	$25.94	$25.92	$27.48	$18.75
Net Assets Total Return[3]	16.97%	5.63%	(1.40%)	53.09%	(19.24%)

SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s)	$59,512	$60,905	$62,333	$64,457	$42,202
RATIOS TO AVERAGE NET ASSETS:
Expenses before fees (waived)/recouped	0.99%	1.00%	0.94%	0.98%	0.77%
Expenses after fees (waived)/recouped	0.84%	0.70%	0.70%	0.70%	0.70%
Net investment income to average net assets	4.52%	5.09%	4.16%	4.73%	4.83%
Portfolio turnover rate[4]	152%	175%	183%	191%	196%
1Calculated based on average shares outstanding during the period.
2The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.
3Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
4Excludes securities received or delivered as a result of processing capital share transactions in creation units.
The accompanying notes are an integral part of these financial statements.

PRIVACY POLICY
Absolute Shares Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

FREQUENTLY USED TERMS

Trust	Absolute Shares Trust, a registered open-end investment company

Funds	The investment portfolios of the Trust

Shares	Shares of the Funds offered to investors

Advisor	Millington Securities, LLC

Sub-Advisor	WBI Investments, LLC

Custodian	U.S. Bank National Association, the custodian of the Funds’ assets

Distributor	Foreside Fund Services, LLC, the distributor to the Funds

AP or Authorized Participant	Certain large institutional investors such as brokers, dealers, banks or other entities that have entered into authorized participant agreements with the Distributor

NYSE Arca	NYSE Arca, Inc., the primary market on which Shares are listed for trading

IIV	The Indicative Intra-Day Value, (also known as Indicative Optimized Portfolio Value or IOPV), an appropriate per-Share value based on a Fund’s portfolio

1940 Act	Investment Company Act of 1940, as amended

NAV	Net asset value

SAI	Statement of Additional Information

SEC	Securities and Exchange Commission

Secondary Market	A national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time

Securities Act	Securities Act of 1933, as amended

FOR MORE INFORMATION
If you would like more information about the Trust, the Funds and the Shares, the following documents are available free upon request:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ Annual and Semi-Annual Reports and Form N-CSR (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The Annual Report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ previous fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

The SAI and Shareholder Reports are available free of charge on the Funds’ website at www.wbietfs.com.

You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at (855) WBI-ETFS or (855) 924-3837 or by writing to:

Absolute Shares Trust
c/o Millington Securities, LLC
331 Newman Springs Road, Suite 143
Red Bank, New Jersey 07701

Reports and other information about the Funds are also available:

•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful. Read and keep the Prospectus for future reference.

The Trust may enter into contractual arrangements with various parties, including among others, the Funds’ investment advisor, sub-advisor, distributor, custodian, and transfer agent who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

WBI is a registered service mark of WBI Investments, LLC.
The Funds’ investment company registration number is 811-22917

STATEMENT OF ADDITIONAL INFORMATION
ABSOLUTE SHARES TRUST
Millington Securities, LLC
331 Newman Springs Road, Suite 143
Red Bank, New Jersey 07701
Tel: 732-945-3816
Website: www.wbietfs.com

October 31, 2024

Fund Name	Ticker Symbol
WBI BullBear Value 3000 ETF	WBIF
WBI BullBear Yield 3000 ETF	WBIG
WBI BullBear Quality 3000 ETF	WBIL
WBI Power Factor® High Dividend ETF	WBIY
WBI BullBear Trend Switch US 1000 ETF	WBIK
WBI BullBear Trend Switch US 2000 ETF	WBIM
WBI BullBear Trend Switch US 1000 Total Return ETF	WBIQ
WBI BullBear Trend Switch US 2000 Total Return ETF	WBIS

Listed on the NYSE Arca, Inc.

This Statement of Additional Information (this “SAI”) is not a prospectus. It should be read in conjunction with and is incorporated by reference into the prospectus dated October 31, 2024 (the “Prospectus”) for the Absolute Shares Trust (“Trust”), relating to the funds (each, a “Fund” and, collectively, the “Funds”) set forth in the table above, as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust, c/o Foreside Financial Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, by calling (855) WBI-ETFS or (855) 924-3837, or by visiting the Trust’s website at www.wbietfs.com.

Capitalized terms used but not defined herein have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.

The SAI does not constitute an offer to sell securities.

The Funds’ audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Funds’ most recent Annual Report to Shareholders (File No. 811-22917). You may obtain a copy of each Fund’s Annual Report at no charge by request to the Fund at the address or phone number, or website noted above.

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
The Trust was organized as a Delaware statutory trust on November 7, 2013 and is authorized to have multiple segregated series or investment portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Trust currently consists of eight separate investment portfolios.

This SAI addresses the following investment portfolios of the Trust (each, a “Fund” and together, the “Funds”): WBI BullBear Value 3000 ETF; WBI BullBear Yield 3000 ETF; WBI BullBear Quality 3000 ETF; WBI BullBear Trend Switch US 1000 ETF; WBI BullBear Trend Switch US 2000 ETF; WBI BullBear Trend Switch US 1000 Total Return ETF; and WBI BullBear Trend Switch US 2000 Total Return ETF (collectively, the “Active Funds”); and WBI Power Factor® High Dividend ETF (the “Index Fund”).

The WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, and WBI BullBear Trend Switch US 2000 Total Return ETF are referred to in this SAI as the “Trend Switch Funds.”

The WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, and WBI BullBear Trend Switch US 2000 Total Return ETF (collectively, the “Future Funds”) had not yet commenced operations as of June 30, 2024.

Each Fund is deemed to be diversified for the purposes of the 1940 Act.

Other portfolios may be added to the Trust in the future. The shares of the Funds are referred to herein as “Fund Shares” or “Shares.” The offering of Shares is registered under the Securities Act of 1933, as amended (“Securities Act”).

The Funds’ investment advisor, Millington Securities, LLC (“Advisor”), has selected its affiliate WBI Investments, LLC (“Sub-Advisor”) to act as investment sub-advisor. Both the Advisor and the Sub-Advisor are registered as investment advisors with the Securities and Exchange Commission (“SEC”).

The Shares of the Funds trade on the NYSE Arca (the “Exchange”). Shares will trade on the Exchange at market prices that may be below, at, or above the net asset value (“NAV”) of the Shares.

The Funds offer and issue Shares at NAV only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of “in-kind” securities specified by the Sub-Advisor (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. The Creation Unit aggregations for each Fund are shown in the table below.

2

Creation Unit Aggregation
Fund
WBI BullBear Value 3000 ETF	50,000
WBI BullBear Yield 3000 ETF	50,000
WBI BullBear Quality 3000 ETF	50,000
WBI Power Factor® High Dividend ETF	50,000
WBI BullBear Trend Switch US 1000 ETF +	50,000
WBI BullBear Trend Switch US 2000 ETF +	50,000
WBI BullBear Trend Switch US 1000 Total Return ETF +	50,000
WBI BullBear Trend Switch US 2000 Total Return ETF +	50,000
+    The Fund had not yet commenced operations as of June 30, 2024.

In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Funds presently create and redeem Shares “in-kind.” The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. When, in the sole discretion of the Trust, the Advisor, or the Sub-Advisor, cash purchases of Creation Unit Aggregations of Shares as available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by a Fund, as applicable. Shares may be issued in advance of the receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 110% of the market value of the missing Deposit Securities. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary for each Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding (a) the description of the applicable Fund; (b) limitations on the applicable Fund’s portfolio holdings or reference assets; (c) dissemination and availability of intraday indicative values; or (d) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the applicable Fund, there are fewer than 50 beneficial owners of the Shares of such Fund; or (iv) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

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The Funds’ continued listing on the Exchange or another stock exchange or market system is a condition of the exemptive relief the Funds obtained from the SEC to operate as exchange-traded funds (“ETFs”). Any Fund’s failure to be so listed would result in the liquidation and closure of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the number of outstanding shares in order to impact the market price range of the Shares to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives
Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund’s objective will be achieved.

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

The Funds’ share prices will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Funds should not be relied upon as a complete investment program.

Investment Restrictions
The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. The investment objective of each Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction on borrowings, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Active Funds may not:

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1.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (This does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies, or instrumentalities.)
2.Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.Issue senior securities, as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
4.Engage in the business of underwriting securities, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.
5.Invest 25% or more of the market value of its total assets either directly or indirectly through its underlying ETFs, in the equity securities of companies engaged in any one industry, as defined by the Standard Industrial Classification Codes utilized by the Division of Corporation Finance of the SEC. (This does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies, or instrumentalities.)
6.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities.
7.Purchase or sell physical commodities or contracts relating to physical commodities.
8.Make loans to others. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
Each Active Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Active Fund may not:
1.    Invest in any issuer for purposes of exercising control or management.
2.    Invest in securities of other investment companies, except as permitted under the 1940 Act, the rules promulgated thereunder or pursuant to any applicable exemptive order granted by the SEC.

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3.    Hold, in the aggregate, more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the applicable Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
As a matter of fundamental policy, the Index Fund may not:
1.    With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (This does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies, or instrumentalities.)
2.    Borrow money, except that (1) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (2) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, and similar investment strategies and techniques. To the extent that it engages in transactions described in (1) and (2), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.    Issue senior securities, as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
4.    Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.
5.    Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
6.    Purchase or sell physical commodities or contracts relating to physical commodities except as permitted under applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.    Make loans to others. This restriction does not apply to: (1) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (2) repurchase agreements and reverse repurchase agreements; and (3) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
8.    The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their

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respective agencies or instrumentalities, or shares of investment companies. However, the Fund may invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s Underlying Index concentrates in the securities of a particular industry. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.
With respect to the Index Fund’s eighth fundamental policy regarding industry concentration, the Index Fund will determine compliance with its policy on concentration within any one industry without regard to holdings of investment companies in which the Index Fund invests, except for:
1.    Investment companies with an announced policy regarding industry concentration, resulting either from requirements under Rule 35d-1 under the 1940 Act or a stated industry concentration policy, or
2.    Investment companies that are affiliates of the Fund.
The Index Fund classifies industries based upon the Global Industry Classification System’s (GICS) Industry Code level, published by Standard & Poor’s. The Index Fund’s reliance on this classification is not a fundamental policy of the Index Fund; and, therefore, it can be changed without shareholder approval. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country. Therefore, investments made for the purpose of obtaining geographic exposure are not part of an industry. Further, this policy does not preclude the Index Fund from focusing its investments in issuers in any sector.
The Index Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Index Fund may not:
1.    Invest in any issuer for purposes of exercising control or management.
2.    Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Risk Factors,” “Description of the Principal Risks of the Funds” and “Additional Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the respective Fund’s Prospectus.

General
A Fund may make direct investments in equity and fixed income securities and other financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, master limited partnerships, real estate investment trusts, reverse repurchase agreements, and options on securities, indices, and futures contracts (collectively, “Financial Instruments”). In addition, a Fund, rather than investing directly in Financial Instruments, may obtain exposure to financial assets by investing indirectly through registered investment companies, including ETFs, exchange-traded vehicles issuing equity securities (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs, and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). Investment in each Fund should be made with an understanding that the value of the portfolio of securities held by such Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

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Diversification
Each Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. (This does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies, or instrumentalities.) However, the diversification of a Fund’s holdings is measured at the time such Fund purchases a security; if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of such Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, such Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, each Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of each Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets, or other circumstances will not be considered in determining whether an investment complies with each Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate, or other investments that the Fund would not or could not buy. If this happens, a Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

Market Risk
Market risk arises mainly from uncertainty about future values of securities and other financial instruments held by the Funds. The Funds could lose money if the value of securities or other assets decline temporarily due to short-term market movements or over a longer period due to prolonged changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer, region, market, industry, sector or asset class. Sharp price declines in securities owned by the Funds, known as flash crash risk, may trigger trading halts, which may result in the Funds’ shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, international trade and tariff disputes, epidemics, pandemics or other public health issues, recessions, or other events could have a significant and protracted impact on the Funds and their investments.

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Turbulence in the financial and credit markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on a Fund. Changes in financial and credit market conditions and interest rates generally do not have the same impact on all types of securities and other financial instruments, the market value of each Fund’s shares may fluctuate as a result of the movement of the overall stock or bond market. Particularly, common stocks tend to be more volatile than other investment choices such as bonds and money market instruments, while fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve or other government actors, which could include increasing interest rates, could cause increased volatility in financial and credit markets and lead to higher Fund share volatility or higher levels of Fund redemptions, which could negatively impact a Fund and cause you to lose money.

Outbreaks such as the novel coronavirus known as COVID-19 may result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. Although effective vaccines are now available, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity. The failure to control the coronavirus in less developed countries may impact the economies of more developed countries. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those

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events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches suffered by the Funds’ Sub-Advisor, distributor, and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), market makers, Authorized Participants (as defined below) and the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of the shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds and issuers in which the Funds invest, market makers, or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

Each Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities
Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”) are examples of equity securities in which the Funds may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends. There is also the risk that sharp price declines in securities owned by the Funds, known as flash crash risk, may trigger trading halts, which may result in the Funds’ Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund or an ETP invests is liquidated, the holders of preferred stock and

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creditors of that company will be paid in full before any payments are made to a Fund or such ETP as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund or such ETP.

Preferred Stocks. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. Each Fund may invest directly, or indirectly, through an ETP in convertible securities. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other debt securities, the price of a convertible security generally varies inversely with interest rates. While providing a debt stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund or such ETP may have to pay more for a convertible security than the value of the underlying common stock.

Rights and Warrants. Each Fund may invest directly, or indirectly, through an ETP in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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REITs. The Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. Shareholders of the Funds will indirectly bear a proportionate share of the expenses of REITs in which the Funds invest, in addition to the expenses paid by the Funds. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Tracking Stocks. Each Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Small- and Medium-Sized Companies
The Funds may invest directly, or indirectly through an ETP, in the equity securities of small- and medium-sized companies. As such, a Fund and such ETP will be exposed to the risks of smaller sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio or such ETP’s portfolio.

Investment Companies
Each Fund may invest in shares of other registered investment companies, including other ETFs, closed-end funds, money market mutual funds, unit investment trusts, and business development companies in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act as well as any exemptions from such limitations granted by

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the SEC. Each Fund also may invest in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by Fund shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.

ETPs. Some ETPs are ETFs which are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a securities exchange. Similar to investments in other investment companies discussed above, a Fund’s investments in ETPs will involve duplication of advisory fees and other expenses because the Fund will be investing in another investment company. In addition, a Fund’s investment in ETPs is also subject to its limitations on investments in investment companies, as well as any exemptions from such limitations granted by the SEC. To the extent a Fund invests in ETPs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETPs in which each Fund will invest will be listed on a national securities exchange and a Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV.

As a purchaser of ETP shares on the secondary market, each Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETP shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETP may be purchased and redeemed directly from the ETPs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETP. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETP shares directly from the ETP.

Equity Options
Each Fund may directly, or indirectly through an ETP, write call options on stocks and stock indices if the calls are “covered” throughout the life of the option. A call is “covered” if a Fund owns the optioned securities. See below for additional ways a call can be covered. When a Fund writes a call, they receive a premium and give the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, a Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

Each Fund may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by a Fund on which it wishes to terminate its obligation. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

Each Fund may also write and purchase put options (“puts”). When a Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When a Fund purchases a

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put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

Purchasing Put and Call Options. When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•Allowing it to expire and losing its entire premium;
•Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•Closing it out in the secondary market at its current price.

Writing (Selling) Put and Call Options. When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund may try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If a security’s price rises, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If a security’s price remains the same over time, a Fund would hope to profit by closing out the put option at a lower price. If a security’s price falls, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market prices of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a

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decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a Fund would expect the option expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

Each Fund is permitted only to write covered options. A Fund can cover a call option by owning:

•The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•A call option on the same security or index with the same or lesser exercise price;
•A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency, or futures contract; or
•In the case of an index, securities whose price movements correlate to the movements of the index.

A Fund can cover a put option by:

•Entering into a short position in the underlying security;
•Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•Maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market, rather than price fluctuations in a single security.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

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The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may directly, or indirectly through an ETP, purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund or an ETP may buy a put option on a futures contract for the same reason it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. Each Fund or an ETP may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund or an ETP may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund or ETP would retain the option premium, which would offset, in part, any decline in the value of its assets.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund or such ETP would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund or such ETP.

Combined Positions. A Fund or an ETP may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Caps and Floors. Each Fund or an ETP may enter cap and floor agreements. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

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When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). Unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule, among other things, requires the fund to establish a comprehensive derivatives risk management program, comply with certain value-at-risk (“VAR”) based leverage limits, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 provides an exception for limited derivatives users, which Rule 18f-4 defines as any fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. Limited derivatives users are exempt from Rule 18f-4’s requirements to comply with VaR-based limits, appoint a derivatives risk manager, and adopt a derivatives risk management program. If a fund qualifies as a limited derivatives user, it must adopt and implement policies and procedures reasonably designed to manage its derivatives risk. As of the date of this prospectus, each Fund qualifies as a limited derivatives user and has adopted policies and procedures to manage its derivatives risk.

Derivative Management Risk. If the Sub-Advisor incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Sub-Advisor’s expectation that the price of the underlying security would fall, but the price was to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price.

Short Selling
All of the Funds or ETPs may invest, in part, in short positions in equity securities. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a stock, short selling (or “selling short”) is a technique used by the Funds to try and profit from the falling price of a stock. Short selling involves selling stock that has been borrowed from a third party with the intention of buying identical stock back at a later date to return to that third party. The basic principle of short selling is that selling stock now at a high price, to buy later at a lower price, is profitable. The short seller hopes to profit from a decline in the price of the assets between the sale and the repurchase, as the seller will pay less to buy the assets than it received on selling them.

If a Fund effects a short sale of Financial Instruments at a time when it has an unrealized gain on the same instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

A Fund may be required to close short portfolio security positions in order to facilitate the redemption process. If a Fund recognizes gain on such transactions, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required had it been able to effect the redemption by distributing portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders

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to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Government Obligations
Each Fund may invest directly, or indirectly through ETPs, in U.S. Government obligations and other quasi government related obligations. Such obligations include Treasury bills, certificates of indebtedness, notes, and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest directly, or indirectly through ETPs, in sovereign, quasi-sovereign, supranational or local authority debt obligations issued by non-U.S. governments. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies, and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

When-Issued Securities
Each Fund or an ETP may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund’s NAV. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. When the Fund purchases securities on a when-issued

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basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

Illiquid Securities
As a non-principal strategy, each Fund may hold up to 15% of its net assets in securities that are illiquid, which means that there may be legal or contractual restrictions on their disposition, or that there is no readily available market for such a security. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board. The Board designated Liquidity Committee is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board). A Fund will determine a security to be illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that a Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. Each Fund is permitted to sell restricted securities to qualified institutional buyers.

Short-Term, Temporary, and Cash Investments
Each Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund or ETP may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial

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institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, a Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund or an ETP may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-term, Notes and Other Corporate Obligations. Each Fund or an ETP may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix B.

Lending Portfolio Securities
Each Fund may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in

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accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Funds if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Funds. Any loan might be secured by any one or more of the three types of collateral. The terms of the Funds’ loans must meet certain tests under the Code.

Securities lending involves exposure to certain risks, such as operational, counterparty, credit and market risk. Delays or restrictions upon the Funds’ ability to recover loaned securities exposes the Fund to operational issues surrounding the processing and settlement of related trading and could create an inability to dispose of the collateral for the loan(s). All investments made with the collateral received are subject to market and other risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral to the borrower, which could require the Fund to liquidate other investments in order to return said collateral.

Delays in recovery of loaned securities could result from the event of default or insolvency by a borrower. While US Bank has agreed to provide the Funds with indemnification in the event of a borrower default, in such instances, the Funds are exposed to the risk of a possible loss in the value of loaned securities (e.g., the opportunity of disposition at favorable prices is lost due to a delay in recover), the risk of a possible opportunity cost of reinvestment (e.g., adverse price movement occurs following a cash-in-lieu payment being made where in-kind recovery of securities is not possible), and the risk of a possible loss of rights in the collateral, among other risks.

Borrowing
Though the Funds do not currently intend to borrow money, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33 1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of a Fund’s agreement with its lender, the NAV per Share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if a Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cash Transactions Risk
The Funds currently intend to effect creation and redemptions “in-kind,” although the Trust reserves the right to require creations and redemption be effected in whole or in part for cash. To the extent creations and redemptions are effected in cash, the Funds may be less tax-efficient than an investment in an ETF that does not elect to effect all creations and redemptions

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principally for cash. ETFs generally are able to make in-kind redemptions and generally are not taxed on any gains on holdings that are distributed as part of an in-kind redemption.

Commodities Risk
The Funds and certain ETPs may have some investment exposure to the commodities markets which may subject the market prices of the Funds or such ETPs to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates, and/or investor expectations concerning interest rates, domestic and foreign inflation rates, and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds, and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs, and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic, and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the performance of the Funds and such ETPs may be linked to the performance of highly volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of Shares of Funds and shares of the ETPs.

The WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, and WBI BullBear Quality 3000 ETF may also invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Debt and High-Yield Securities
Debt securities include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests. Debt securities that will be eligible for purchase by the Funds or an ETP include investment grade and high-yield corporate debt securities. Investment grade securities are those rated BBB or better by Standard & Poor’s® Ratings Group (“S&P®”) and those rated Baa or better by Moody’s Investors Service©, Inc. (“Moody’s”) or their equivalent. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. High-yield securities, or “junk bonds,” are rated less than investment grade.

The WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, and WBI BullBear Quality 3000 ETF may invest up to 20% of its net assets in high-yield bonds (also known as “junk bonds”).

Each Fund also may obtain indirect exposure to debt and high-yield securities through investments in other registered investment companies, including ETFs. See Section “Investment Companies.” The WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, and WBI BullBear Quality 3000 ETF each reserves the right to invest up to 20% of its net assets in securities rated lower than BBB by S&P® or lower than Baa by Moody’s. High-yield debt securities generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates.

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During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The market for high-yield debt securities is generally thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, but are not a guarantee of quality and may be reduced after a Fund or ETP has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Sub-Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.

Debt securities with longer maturities generally entail greater risk than those with shorter maturities.

The WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, and WBI BullBear Quality 3000 ETF may also invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Foreign Investments and Foreign Currencies
Each Fund may invest directly, or indirectly through an ETP, in securities of non-U.S. issuers (“foreign securities”) and may take active positions in foreign currencies. Each Fund and an ETP may reserve the right to invest without limitation in Depositary Receipts (“DRs”), U.S. dollar-denominated securities, foreign securities, securities of companies incorporated outside the U.S., and Financial Instruments that provide exposure to foreign currencies.

Depositary Receipts. DRs include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.

ADRs. ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of

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unsponsored DRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Each Fund may invest up to 10% of its net assets in unsponsored depositary receipts.

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification, and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods, or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers than is available in the United States.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency, or the Fund’s, or such ETP’s investments that provide exposure to the non-U.S. currency. Such changes will affect a Fund and such ETP to the extent that the Fund or such ETP is directly or indirectly exposed to foreign securities denominated in foreign currencies.

Taxes. The interest and dividends payable to a Fund or an ETP may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to shareholders. A Fund and an ETP may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

In considering whether to invest in the securities of a non-U.S. company, the Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in non-U.S. companies, foreign countries, and DRs will fluctuate from time to time within any limitations described in the Prospectus, depending on the Sub-Advisor’s assessment of prevailing market, economic, and other conditions.

Emerging Markets. Each Fund may invest directly, or indirectly through an ETP, in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, economic, and political stability; smaller

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securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s or an ETP’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Additional risks of emerging markets securities may include: more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund or an ETP to miss attractive investment opportunities, hold a portion of assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.

For the periods indicated below, the Funds’ portfolio turnover rates were:

	Fiscal year ended June 30,
Fund	2024	2023
WBI BullBear Value 3000 ETF	742%	906%
WBI BullBear Yield 3000 ETF	641%	890%
WBI BullBear Quality 3000 ETF	672%	805%
WBI Power Factor® High Dividend ETF	152%	175%
WBI BullBear Trend Switch US 1000 ETF[1]	N/A	N/A
WBI BullBear Trend Switch US 2000 ETF[1]	N/A	N/A
WBI BullBear Trend Switch US 1000 Total Return ETF[1]	N/A	N/A
WBI BullBear Trend Switch US 2000 Total Return ETF[1]	N/A	N/A
1.The Fund had not yet commenced operations as of June 30, 2024.

MANAGEMENT

The Role of the Board
The business of the Trust is managed under the direction of the Board, which provides oversight of the management and operations of the Trust. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Advisor, the Sub-Advisor, distributor, administrator, custodian, and transfer agent, each of whom are discussed in

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greater detail in this SAI. Like all mutual funds and ETFs, the day-to-day responsibility for the management and operation of the Trust, including the day-to-day management of risk, is the responsibility of such service providers to the Trust. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Sub-Advisor presents the Board with information concerning the investment objectives, strategies, and risks of the investment portfolio. Additionally, the Sub-Advisor provides the Board with an overview of, among other things, the respective firm’s investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer (“CCO”) and the independent registered public accounting firm of the Trust. The Board and the Audit Committee of the Board, with respect to identified risks that relate to its scope of expertise, oversee efforts by management and service providers to manage risks to which the Funds may be exposed. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures, and controls to identify the risks relevant to the operations of the Trust and the Funds to lessen the probability of the risk’s occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Sub-Advisor and receives information about those services at its regular meetings. In addition, after the Funds have been investing for two years, on at least an annual basis, in connection with its consideration of whether to renew the Sub-Advisory Agreement with the Sub-Advisor, the Board receives detailed information from the Sub-Advisor. Among other things, the Board regularly considers the Sub-Advisor’s adherence to each Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

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The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Funds, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Sub-Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Chairman of the Board, Don Schreiber, Jr., is an interested person of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (“Interested Trustee”) because of his affiliation with the Advisor and the Sub-Advisor. Three of the Trustees (Jude T. Depko, John A. Flanagan, and Andrew Putterman) and their immediate family members have no affiliation or business connection with the Advisor, the Sub-Advisor, or the Funds’ principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Advisor, the Sub-Advisor, or the Funds’ principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees”.

There is an Audit Committee and a Nominating Committee of the Board, each of which is comprised solely of Independent Trustees. The chair of the Audit Committee is John Flanagan, an Independent Trustee. The Committee chair for each Committee is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Independent Trustees have not designated a lead Independent Trustee given that the number of Trustees is limited. In the future, a lead Independent Trustee may be appointed who will preside over executive sessions of the Independent Trustees, review and provide input on Trust meeting agendas and materials, and represent the Independent Trustees in discussions with the Advisor and the Sub-Advisor. The Board has determined that its leadership and committee structure is appropriate. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Funds, the number of portfolios overseen by the Board and the total number of Trustees on the Board. Currently, the Independent Trustees are not represented by “independent counsel”; however, at any time, they are entitled to request representation by independent counsel at the Trust’s expense.

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Members of the Board and Officers of the Trust. Set forth below are the names, years of birth, position with the Trust, term of office, portfolios supervised and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

Trustees and Officers

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees:
Jude T. Depko 1946	Trustee	Since June 2014	Retired. Former Technical Consultant, Michael Baker Jr., Inc. (consulting).	4	None
John A. Flanagan 1946	Trustee	Since June 2014	Chief Financial Officer and Treasurer, ETF Managers Trust (investment company) (2015 to present); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (2014 to present); President, John A. Flanagan CPA, LLC (accounting services) (2010 to present).	4	None

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Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Andrew Putterman 1959	Trustee	Since June 2014	Principal, 1812 Park, LLC (financial consulting) (2014 to present); Advisory Board Member, Silver Lane Advisors (2016 to 2020); Advisory Board Member, Vestigo Ventures 1 GP, LLC (2016 to present); Managing Director, B+ Institutional Services, LLC (2014 to present); Board Member, Capital Integration Systems, LLC (2021 to present).	4	Independent Board Member of Steben Select Multi-Strategy Fund (2018 to March 2020); Independent Board Member of Steben Select Managed Futures Strategy Fund (2018 to March 2020); Independent Board Member of Steben Alternative Investment Funds (2018 to March 2020)

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Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees:
Don Schreiber, Jr. 1955(4)	Trustee, President and Principal Executive Officer	Since November 2013	Co-Chief Executive
Officer, Director,
Treasurer, Chief Compliance Officer and Co-Portfolio Manager, WBI Investments, LLC
(registered investment
advisor) (1984 to
present); Co-Chief Investment Officer and Chief Compliance Officer, WBI Investments, LLC (registered investment advisor) (2024 to present); Chief
Executive Officer,
Treasurer, Director and Chief Compliance Officer, Millington Securities, LLC (registered investment advisor) (2013 to present); Co-Chief Executive Officer, Vice President, Director
and Treasurer,
Hartshorne Group, LLC
(wealth management
services) (2008 to
present); Managing
Member, Secretary,
Treasurer, and Chief
Visionary Officer,
CyborgTech, LLC (2019
to present).
				4	None

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Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Matthew Schreiber 1980(4)	Trustee	Since June 2014	Co-Chief Executive Officer of WBI Investments, LLC (2019 to present); Co-Portfolio Manager and Co-Chief Investment Officer of WBI Investments, LLC (2024 to present); Chief Investment Strategist of WBI Investments, LLC (2017 to present), Chief Executive Officer of CyborgTech, LLC (2019 to present); Co-Chief Executive Officer, Hartshorne Group, LLC (wealth management services) (April 2022 to present).	4	None

Name and Year of Birth	Positions held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Officers:
Ann Schreiber 1984(5)	Secretary & Chief Legal Officer	Since June 2014	President, CyborgTech, LLC (2019 to present); Chief Marketing Officer, WBI Investments, LLC (2015 to present); Corporate Secretary, WBI Investments, LLC; Millington Securities, LLC; Hartshorne
Group, LLC (2012 to present).

Liam Clarke 1996	Chief Compliance Officer	Since July 2024	Director, Vigilant Compliance, LLC, (2021 to present); Financial Services Assurance Experienced Associate, PricewaterhouseCoopers, (2018 to 2021)
Fred Teufel 1959	Treasurer & Principal Financial Officer	Since July 2024	Director, Vigilant Compliance, LLC (2020 to present); Professor of Accounting, Saint Joseph’s University (2015 to 2021).

(1)The address of each Trustee or officer is c/o Absolute Shares Trust, 331 Newman Springs Road, Suite 143, Red Bank, New Jersey 07701.
(2)Trustees and Officers serve until their successors are duly elected and qualified.
(3)The Fund is part of a “Fund Complex” as defined in the 1940 Act. The Fund Complex includes all open-end funds (including all of their portfolios) advised by the Advisor or the Sub-Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the Fund Complex consists of the 4 Funds of the Trust.

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(4)Don Schreiber Jr. and Matthew Schreiber are each an “interested person” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with the Advisor and the Sub-Advisor. Don Schreiber, Jr. is the father of Matthew Schreiber.
(5)Ann Schreiber is the daughter of Don Schreiber, Jr., and the sister of Matthew Schreiber.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. The Trust Board’s Audit Committee is comprised of all Independent Trustees of the Trust, except for Jude Depko. During the fiscal year ended June 30, 2024, the Audit Committee met two times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving registered investment company governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Sub-Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by Fund shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Trust’s Nominating Committee. The Trust’s Nominating Committee is comprised of all Independent Trustees of the Trust. During the fiscal year ended June 30, 2024, the Nominating Committee met one time.

Individual Trustee Qualifications
The Trust has concluded that each Trustee should serve on the Board because of his ability to review and understand information about the Trust and the Funds provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his business judgment in a manner that serves the best interests of the Funds and their shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes, and skills as described below.

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The Trust has concluded that Don Schreiber, Jr. should serve as chairman and trustee of the Funds because of the experience he has gained as Chief Executive Officer of each of the Advisor, Sub-Advisor, and Hartshorne Group, and his general knowledge of and experience in the financial services industry.

The Trust has concluded that John A. Flanagan should serve as trustee of the Funds and as the audit committee financial expert because of the experience he has gained as a certified public accountant licensed to practice in New Jersey, New York, and Massachusetts, including employment with Ernst & Young, PricewaterhouseCoopers, Strong Mutual Funds, and the New York Life family of Mutual Funds, and his experience with mutual funds and exchange-traded funds, including those of MacroMarkets LLC.

The Trust has concluded that Jude T. Depko should serve as trustee of the Funds because of the operational and coordination experience he has gained as technical consultant for Michael Baker Jr., Inc. and as Director of Operations and Principal Traffic Engineer for the New Jersey Turnpike Authority.

The Trust has concluded that Andrew Putterman should serve as trustee of the Fund because of the experience he has gained as Principal of 1812 Park, LLC, Chairman Emeritus, Chief Executive Officer and President of Fortigent LLC, and service as a director of Princeton Private Equity Fund and The Private Trust Company, as well as his extensive experience in the financial industry.

The Trust has concluded that Matthew Schreiber should serve as trustee of the Funds because of the experience he has gained as Vice President, President, and Co-Chief Executive Officer of the Sub-Advisor, and his general knowledge of and experience in investment management.

Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of equity securities owned in each Fund by the Trustees as of December 31, 2023.

Dollar Range of Equity Securities Owned:	Interested Trustees:		Non-Interested Trustees:
	Don Schreiber, Jr.	Matthew Schreiber	Jude T. Depko	John A. Flanagan	Andrew Putterman
WBI BullBear Value 3000 ETF	More than $100,000	$10,001 - $50,000	$10,001 - $50,000	$0	$0
WBI BullBear Yield 3000 ETF	More than $100,000	$10,001 - $50,000	$10,001 - $50,000	$0	$0
WBI BullBear Quality 3000 ETF	More than $100,000	$1-$10,000	$10,001 - $50,000	$0	$0
WBI Power Factor® High Dividend ETF	More than $100,000	$50,001 - $100,000	$10,001- $50,000	$0	$0
WBI BullBear Trend Switch US 1000 ETF [1]	$0	$0	$0	$0	$0
WBI BullBear Trend Switch US 2000 ETF [1]	$0	$0	$0	$0	$0
WBI BullBear Trend Switch US 1000 Total Return ETF [1]	$0	$0	$0	$0	$0
WBI BullBear Trend Switch US 2000 Total Return ETF [1]	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities	More than $100,000	More than $100,000	$50,001 - $100,000	$0	$0

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1.As of the date of this SAI, the Fund has not commenced operations and, therefore no Trustee or officer of the Trust owned Shares.

As of June 30, 2024, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, Sub-Advisor and the Distributor, as defined below, or an affiliate of the Advisor, Sub-Advisor or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, Sub-Advisor, the Distributor, or any of their affiliates.

Board Compensation
Each Independent Trustee receives an annual stipend of $3,000 annually per Fund and reimbursement for all reasonable travel expenses relating to their attendance at the Board Meetings. The chairman of the Audit Committee and Governance and Nominating each receive an annual stipend of $5,000, and each Independent Trustee serving on the Audit Committee receives an annual stipend of $2,500 and each Independent Trustee serving on the Governance and Nominating Committee (except the chairman thereof) receives an annual stipend of $5,000. Interested Trustees are not compensated for their service as Trustees or as members of Board committees. The following tables show the compensation earned by each Trustee for the Fund for the fiscal year ended June 30, 2024:

Aggregate Compensation From Each Fund	Interested Trustees:		Non-Interested Trustees:
	Don Schreiber, Jr.	Matthew Schreiber	Jude T. Depko	John A. Flanagan	Andrew Putterman
WBI BullBear Value 3000 ETF	$0	$0	$8,750	$10,000	$8,750
WBI BullBear Yield 3000 ETF	$0	$0	$8,750	$10,000	$8,750
WBI BullBear Quality 3000 ETF	$0	$0	$8,750	$10,000	$8,750
WBI Power Factor® High Dividend ETF	$0	$0	$8,750	$10,000	$8,750
WBI BullBear Trend Switch US 1000 ETF +	$0	$0	$0	$0	$0
WBI BullBear Trend Switch US 2000 ETF +	$0	$0	$0	$0	$0
WBI BullBear Trend Switch US 1000 Total Return ETF +	$0	$0	$0	$0	$0
WBI BullBear Trend Switch US 2000 Total Return ETF +	$0	$0	$0	$0	$0
Total Compensation From Fund Complex Paid to Trustees	$0	$0	$35,000	$40,000	$35,000
+    The Fund had not yet commenced operations as of June 30, 2024.

Code of Ethics
The Trust, its Advisor, its Sub-Advisor, and Foreside Financial Group, LLC, on behalf of Foreside Fund Services, LLC and Foreside Fund Officer Services, LLC, have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Sub-Advisor, subject to the Board’s continuing oversight. The Policies require that the Sub-Advisor vote proxies received in a

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manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Sub-Advisor to present to the Board, at least annually, the Sub-Advisor’s Policies and a record of each proxy involving a conflict of interest for the Sub-Advisor and how the conflict of interest was resolved with respect to voting of each proxy.

The Sub-Advisor has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) that provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, Fund shareholders, as determined by the Sub-Advisor in good faith, subject to any restrictions or directions of the Fund. Such voting responsibilities will be exercised in a manner that is consistent with the general anti-fraud provisions of the Investment Advisers Act of 1940, as amended, as well as the Sub-Advisor’s fiduciary duties under federal and state law to act in the best interest of its clients.

The Sub-Advisor has engaged Broadridge, an unbiased third party proxy voting service, to receive and review proxy voting statements, provide information and research, make proxy voting recommendations, and handle the administrative functions associated with the voting of proxies. The Sub-Advisor will generally vote proxies in accordance with these recommendations, but reserves the right to exercise its own judgment on a case-by-case basis. If the Sub-Advisor determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Fund, the Sub-Advisor will vote such proxy based upon the recommendations of the independent third party proxy voting service. The Sub-Advisor’s Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by the Sub-Advisor are voted in a timely manner and in a manner consistent with the Sub-Advisor’s determination of the client’s best interests. Although many proxy proposals may be voted in accordance with the guidelines established in these Proxy Voting Policies, some proposals require special consideration which may dictate an exception to the policies and procedures.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Each Fund’s proxy voting record is available without charge, upon request, by calling toll-free (855) WBI-ETFS or (855) 924-3837, on the Trust’s website at https://wbietfs.com/documents/, effective August 2024, and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. As of September 30, 2024, the Trustees and officers of the Trust, as a group, owned less than 1% of the Shares of each Fund. As of September 30, 2024, the following shareholders were each considered to be a principal shareholder of the applicable Fund(s):

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WBI BullBear Value 3000 ETF
Name and Address	% Ownership	Parent Company	Jurisdiction of Organization	Ownership Type
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	77.05%	Pershing LLC	NJ	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	8.28%	N/A	N/A	Record
Bank of America Four World Financial Center 250 Vesey Street New York, NY 10281	5.29%	N/A	N/A	Record

WBI BullBear Yield 3000 ETF
Name and Address	% Ownership	Parent Company	Jurisdiction of Organization	Ownership Type
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	78.80%	Pershing LLC	NJ	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	9.19%	N/A	N/A	Record

WBI BullBear Quality 3000 ETF
Name and Address	% Ownership	Parent Company	Jurisdiction of Organization	Ownership Type
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	78.35%	Pershing LLC	NJ	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	7.86%	N/A	N/A	Record
BofA Securities, LLC One Bryant Park, 6th Floor New York, NY 10036	5.56%	N/A	N/A	Record

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WBI Power Factor® High Dividend ETF
Name and Address	% Ownership	Parent Company	Jurisdiction of Organization	Ownership Type
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	55.44%	Pershing LLC	NJ	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	18.85%	N/A	N/A	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5.33%	N/A	N/A	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	5.01%	N/A	N/A	Record

MANAGEMENT SERVICES
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”
Advisor and Sub-Advisor
Millington Securities, LLC acts as investment advisor to the Funds pursuant to investment advisory agreements (each, an “Advisory Agreement”) with the Trust. Millington Securities, LLC is a registered investment advisor. Don Schreiber, Jr., a co-portfolio manager of the Funds, is the Chief Executive Officer of the Advisor and is therefore a control person of the Advisor.
WBI Investments, LLC is an affiliate of Millington Securities, LLC and acts as the “Sub-Advisor” to the Funds pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement”). Don Schreiber, Jr. founded the Sub-Advisor in 1984 and serves as its Co-Chief Executive Officer and is therefore a control person of the Sub-Advisor.
After their initial two year term, both the Advisory Agreements and the Sub-Advisory Agreements continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreements or the Sub-Advisory Agreements, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements and the Sub-Advisory Agreements may be terminated at any time, without penalty, by either party to the Advisory Agreements or the Sub-Advisory Agreements upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In consideration of the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreements, the Sub-Advisor is entitled to receive from each Fund a management fee, computed daily and payable monthly, based on a rate set forth in the table below, of each Fund’s average daily net assets. The Advisor has delegated the Sub-Advisor to receive such fee directly from the

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Funds. The Advisor is paid 0.04% of each Fund’s average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

Fund	Investment Advisory Fee
WBI BullBear Value 3000 ETF	0.85%
WBI BullBear Yield 3000 ETF	0.85%
WBI BullBear Quality 3000 ETF	0.85%
WBI Power Factor® High Dividend ETF	0.55%
WBI BullBear Trend Switch US 1000 ETF +	0.65%
WBI BullBear Trend Switch US 2000 ETF +	0.65%
WBI BullBear Trend Switch US 1000 Total Return ETF +	0.65%
WBI BullBear Trend Switch US 2000 Total Return ETF +	0.65%
+    The Fund had not yet commenced operations as of June 30, 2024.
Fund Expenses (Funds other than the Trend Switch Funds)
In addition to the management fees payable to the Sub-Advisor, the WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, WBI BullBear Quality 3000 ETF, and WBI Power Factor® High Dividend ETF are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration, and transfer of its Shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing, and accounting for the cash, securities, and other property of the Trust for the benefit of the applicable Fund, including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with, or interested persons of the Advisor, the Sub-Advisor, or the Administrator; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses, and the SAI of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing, and accounting fees; trade association membership dues (including membership dues, such as if the Trust becomes a member of the Investment Company Institute, dues allocable to each Fund); fees and expenses (including legal fees) of registering and maintaining registration of its Shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the applicable Advisory Agreement and the applicable Sub-Advisory Agreement.
Expense Limitation Agreement
The Sub-Advisor has entered into an Expense Limitation Agreement with the Funds other than the Trend Switch Funds under which it has agreed to waive or reduce its fees and to assume other expenses of each such Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance

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with Rule 12b-1 under the Investment Company Act of 1940), and organizational costs (“Operating Expenses”) to not more than 1.70% of the average daily net assets for each of the WBI BullBear Value 3000 ETF, WBI BullBear Yield 3000 ETF, and WBI BullBear Quality 3000 ETF for the fiscal year and 1.00% of the average daily net assets for the WBI Power Factor® High Dividend ETF for the fiscal year.
The Sub-Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year, provided such continuance is approved by the Board on behalf of the applicable Funds. A Fund may terminate the Expense Limitation Agreement at any time. The Sub-Advisor may also terminate the Expense Limitation Agreement in respect of any Fund at the end of the then-current term upon not less than 90 days’ notice to the applicable Fund. The terms of the Expense Limitation Agreement may be revised upon renewal. The Sub-Advisor is permitted to recoup from a Fund previously waived fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed, as long as such recoupment does not cause such Fund’s operating expenses to exceed the then applicable expense cap in place either at the time of recoupment or the time such fees were waived or expenses were reimbursed.
Unitary Fee Arrangement (Trend Switch Funds only)
Under the Trend Switch Funds’ Advisory Agreement, the Advisor has agreed to pay or will cause its affiliated Sub-Advisor to pay, all of the expenses of each Fund, except for: the fee payment under the Trend Switch Funds’ Advisory Agreement, payments under each Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), compensation and expenses of the independent Trustees (including independent Trustee counsel fees), litigation expenses, and other extraordinary expenses (including litigation to which the Trust or a Trend Switch Fund may be a party and indemnification of the Trustees and officers with respect thereto). The foregoing arrangement is referred to as a “unitary” fee arrangement.

The expenses of the Trend Switch Funds, which are subject to the unitary fee arrangement under the Trend Switch Funds’ Advisory Agreement, include, but are not limited to: salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Advisor or its affiliates; any assumption of expense of the Trust by the Advisor; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, SAI, annual, semiannual, and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself; the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees; all insurance premiums for fidelity and other coverage, as approved by the Trustees; all expenses

39

incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; and all expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations.
Management Fees Paid
The management fees paid to the Sub-Advisor and the amount of any advisory fees waived or expenses reimbursed pursuant to the Expense Limitation Agreement are indicated for the fiscal periods in the tables below. The Future Funds had not yet commenced operations as of June 30, 2024, and consequently, are not included in the tables below.

Fiscal Year Ended June 30, 2024
Fund	Gross Management Fees Earned	Fees Waived/ Expenses Reimbursed	Net Management Fees Paid
WBI BullBear Value 3000 ETF	$324,475	$0	$324,475
WBI BullBear Yield 3000 ETF	$427,324	$0	$427,324
WBI BullBear Quality 3000 ETF	$361,806	$0	$361,806
WBI Power Factor® High Dividend ETF	$326,077	$0	$326,077

Fiscal Year Ended June 30, 2023
Fund	Gross Management Fees Earned	Fees Waived/ Expenses Reimbursed	Net Management Fees Paid
WBI BullBear Value 3000 ETF	$349,006	$(163,249)	$185,757
WBI BullBear Yield 3000 ETF	$470,111	$(110,851)	$359,259
WBI BullBear Quality 3000 ETF	$348,695	$(165,942)	$182,753
WBI Power Factor® High Dividend ETF	$400,910	$(219,678)	$181,233

Fiscal Year Ended June 30, 2022
Fund	Gross Management Fees Earned	Fees Waived/ Expenses Reimbursed	Net Management Fees Paid
WBI BullBear Value 3000 ETF	$412,022	$(61,975)	$350,047
WBI BullBear Yield 3000 ETF	$373,149	$(80,088)	$293,061
WBI BullBear Quality 3000 ETF	$362,182	$(85,736)	$276,446
WBI Power Factor® High Dividend ETF	$361,071	$(159,961)	$201,110

Portfolio Managers
The portfolio managers responsible for the day-to-day management of the Funds are Mr. Don Schreiber, Jr., Founder and Co-Chief Executive Officer of the Sub-Advisor, and Matthew Schreiber, Co-Chief Executive Officer of the Sub-Advisor.

Other Accounts Managed
The following table provides additional information about other portfolios or accounts managed by the Funds’ portfolio managers as of June 30, 2024. Total number of other accounts managed

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by the portfolio managers within each category below and the total assets in the accounts managed within each category below.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Matthew Schreiber	0	$0	0	$0	1,288*	$368
Don Schreiber, Jr.	0	$0	0	$0	1,288*	$368
*A portion of the separately managed accounts are invested in the Funds. As of June 30, 2024, these accounts have an approximate total asset value of $105 million in the Funds. None of the accounts managed by the portfolio managers pay performance fees.

Material Conflicts of Interest
Don Schreiber, Jr., and Matthew Schreiber also manage separate accounts for advisory clients (“SMA Clients”) of the Sub-Advisor, other Funds in the Trust. There is a potential conflict with managing multiple SMA Client accounts and the Funds, including conflicts among the investment strategies and trade allocations to the accounts and the Funds. The intention of the Sub-Advisor is to treat the various accounts fairly. The Sub-Advisor may combine or aggregate orders for SMA Clients and the Funds, in an effort to obtain best execution, to negotiate more favorable commission rates, or to equitably allocate among the Sub-Advisor’s SMA Clients and the Funds improvements in price and transaction fees or other transaction costs that might not have been obtained had such orders been placed independently. If the Sub-Advisor combines or aggregates client orders, for those client accounts included in the combined or aggregated orders, transactions for relevant client accounts will be averaged as to price and will be allocated among the relevant client accounts in proportion to the purchase (or sale) orders placed for each relevant client account.

Compensation
Compensation paid to Don Schreiber, Jr. and Matthew Schreiber, in their capacity as portfolio managers of the Funds, is not tied directly to performance of the Funds. The portfolio managers receive a fixed base salary and are eligible to receive an annual discretionary bonus. Base salary compensation is reviewed annually. Discretionary compensation may include consideration of Sub-Advisor financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, compliance and risk control, leadership and innovation. These factors are considered collectively by executive management of the Sub-Advisor. A portfolio manager's aggregate salary compensation is designed to be competitive with the marketplace and further, to reflect the portfolio manager's relative experience and contribution to the Sub-Advisor. As shareholder of the parent company of the Advisor and shareholder of the Sub-Advisor, Mr. Schreiber may also benefit economically from any profits generated by the Advisor and Sub-Advisor.

Ownership of Securities
As of June 30, 2024, the dollar range of equity securities in the Funds beneficially owned by the Portfolio Managers were as follows:

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Fund	Don Schreiber, Jr.	Matthew Schreiber
WBI BullBear Value 3000 ETF	$10,001 - $50,000	$10,001 - $50,000
WBI BullBear Yield 3000 ETF	$10,001 - $50,000	$10,001 - $50,000
WBI BullBear Quality 3000 ETF	$10,001 - $50,000	$10,001 - $50,000
WBI Power Factor® High Dividend ETF	$50,001 - $100,000	$10,001 - $50,000

The Future Funds had not yet commenced operations as of June 30, 2024, and therefore no Portfolio Managers owned Shares.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator, transfer agent and index, receipt agent. Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services), and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds’ Shares. As compensation for the administration, accounting, and management services, the Sub-Advisor pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee, as well as certain out-of-pocket expenses, including pricing expenses.
Pursuant to a Custody Agreement, U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The custodian holds and administers Fund assets. Pursuant to the Custody Agreement, the custodian receives an annual fee from the Sub-Advisor based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.
For the three most recent fiscal periods ended June 30, the Funds paid the fees in the table below to Fund Services and U.S. Bank National Association for administration, fund accounting, and custodian services. The Future Funds had not yet commenced operations as of June 30, 2024, and consequently, are not included in the table below.

	Fiscal Year Ended June 30,
Fund	2024	2023	2022
WBI BullBear Value 3000 ETF	$106,353	$171,583	$139,266
WBI BullBear Yield 3000 ETF	$106,354	$172,519	$139,085
WBI BullBear Quality 3000 ETF	$106,164	$171,788	$139,357
WBI Power Factor® High Dividend ETF	$107,473	$173,162	$141,583

The Funds’ securities lending agent is U.S. Bank National Association, the Funds’ custodian. U.S. Bank receives a fee for its services as securities lending agent. Some of U.S. Bank’s services may be delegated to U.S. Bancorp Asset Management, Inc., an affiliate of the Funds’ custodian, transfer agent, and administrator. Investments of the cash collateral received from

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borrowers of the Funds’ securities are made by U.S. Bancorp Asset Management, Inc. in accordance with applicable guidelines.

Securities Lending Activities
U.S. Bank (the “Securities Lending Agent”) serves as securities lending agent to the Fund. The Securities Lending Agent is responsible for the implementation and administration of the Fund’s securities lending program pursuant to an agreement between the Trust, on behalf of the Fund, and the Securities Lending Agent (the “Securities Lending Agreement”). The Securities Lending Agent acts as agent to the Fund to lend available securities with any person on the Securities Lending Agent’s list of approved borrowers and (i) determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower; (ii) ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to the Securities Lending Agent; (iii) receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (iv) marks loaned securities and collateral to their market value each business day based upon the market value of the loaned securities and collateral at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value of the loaned securities; (v) at the termination of a loan, returns the collateral to the borrower upon the return of the loaned securities to the Securities Lending Agent; (vi) invests cash collateral in accordance with the Securities Lending Agreement; and (viii) maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans outstanding, including an accounting of all securities lending transactions.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the Fund during the period in which securities lending activities commenced through June 30, 2024 are set forth in the following table.

	WBI BullBear Value 3000 ETF	WBI BullBear Yield 3000 ETF
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$282,652	$359,907
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	($2,414)	($3,024)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	($1,531)	($1,947)
Administrative fees not included in revenue split	$0	$0
Indemnification fee not included in revenue split	$0	$0
Rebate (paid to borrower)	($271,463)	($345,862)
Other fees not included in revenue split
Aggregate fees/compensation for securities lending activities	($275,409)	($350,834)
Net Income from securities lending activities	$7,244	$9,073

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	WBI BullBear Quality 3000 ETF	WBI Power Factor® High Dividend ETF
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$302,689	$604,977
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	($2,727)	($6,384)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	($1,640)	($3,277)
Administrative fees not included in revenue split	$0	$0
Indemnification fee not included in revenue split	$0	$0
Rebate (paid to borrower)	($290,142)	($576,163)
Other fees not included in revenue split
Aggregate fees/compensation for securities lending activities	($294,509)	($585,824)
Net Income from securities lending activities	$8,180	$19,153

Distributor
Foreside Fund Services, LLC (“Foreside”), the Distributor, is located at 3 Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Independent Registered Public Accounting Firm
The Trustees have selected the firm of KPMG LLP, 345 Park Avenue, New York, NY 10154, to serve as independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal, state, and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation. The independent registered public accounting firm will audit the financial statements of the Funds at least once each year. Shareholders may access online an annual audited report (the “Annual Report”) when published, and a semi-annual, unaudited report when published. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel
K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022, serves as legal counsel to the Trust and the Independent Trustees of the Board.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Broker-dealers selected for execution by the Sub-Advisor may receive a brokerage commission or other compensation for transactions effected for a Fund. All executions of Fund trades are subject to best execution regulations and are reviewed by the Board annually and may be reviewed more frequently as deemed necessary by the Board.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Advisor will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Sub-Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Sub-Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Sub-Advisor is sometimes referred to as “soft dollars”. Section 28(e) is sometimes referred to as a “safe harbor”, because it permits this practice, subject to a number of restrictions, including the Sub-Advisor’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews, industry and company information and reviews,

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evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Sub-Advisor with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Sub-Advisor is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Sub-Advisor from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Sub-Advisor by broker-dealers that effect securities transactions for the Funds may be used by the Sub-Advisor in servicing all of its accounts. Accordingly, not all of these services will be used by the Sub-Advisor in connection with the Funds. Some of these products and services are also available to the Sub-Advisor for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Sub-Advisor for services provided to the Funds. The Sub-Advisor’s expenses would increase if the Sub-Advisor had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Investment decisions for the Funds are made independently from those of other client accounts managed or advised by the Sub-Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts, or other Funds in the Trust. In such event, the position of the Funds and such client account(s), or other Funds in the Trust in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts, or other Funds in the Trust, seek to acquire the same security as the Funds at the same time, each Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.

The Funds are required to identify any securities of their “regular brokers or dealers” that the Funds have acquired during its most recent fiscal year. During the fiscal year ended June 30, 2024, the Funds did not acquire any such securities.

The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The following table shows the amount of any such transactions and related commission paid for research services for the fiscal year ended June 30, 2024:

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Fund	Commissions	Transactions
WBI BullBear Value 3000 ETF	$181,722	$90,861
WBI BullBear Yield 3000 ETF	$337,668	$168,834
WBI BullBear Quality 3000 ETF	$118,556	$59,278
WBI Power Factor® High Dividend ETF	$214,682	$107,341

For the fiscal periods indicated below, the Funds paid the following aggregate dollar amount of brokerage commissions for Fund portfolio transactions. The Future Funds had not yet commenced operations as of June 30, 2024, and consequently, are not included in the table below.

	Fiscal Year Ended June 30,
Fund	2024	2023	2022
WBI BullBear Value 3000 ETF	$186,160	$181,722	$104,763
WBI BullBear Yield 3000 ETF	$235,597	$337,668	$117,896
WBI BullBear Quality 3000 ETF	$132,319	$118,556	$88,208
WBI Power Factor® High Dividend ETF	$187,567	$214,682	$97,630

Frequent Trading
The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Funds are expected to be attractive to active institutional and retail investors interested in buying and selling Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, Shares can only be purchased and redeemed directly from a Fund in Creation Units by Authorized Participants, and that the vast majority of trading in Shares occurs on the Secondary Market. Because Secondary Market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs, and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs (a Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Funds. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a Portfolio Holdings Policy (the “Disclosure Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Disclosure Policy applies to all officers, employees, and agents of the Funds, including the Sub-Advisor. The Disclosure Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of the Funds’ listing Exchange and other applicable SEC regulations, orders, and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of each Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (“NSCC”), and/or third party service providers.

Each Fund will disclose on the Funds’ website www.wbietfs.com at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to each Fund’s portfolio holdings is permitted to personnel of the Sub-Advisor, the Distributor, and the Funds’ administrator, custodian, and accountant and other agents or service providers of the trust who have need of such information in connection with the ordinary course of their respective duties to the Funds.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective

48

Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Sub-Advisor and its affiliates may, out of their own resources, pay amounts to third parties for the distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on November 7, 2013, and has authorized capital of an unlimited number of shares of beneficial interest of no par value that may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only Shares of a specific Fund may be entitled to vote on a matter affecting that particular Fund. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Funds.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Funds’ shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds themselves would not be able to meet the Trust’s obligations and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

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Book Entry Only System
DTC will act as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries). DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, the NSCC, and Debt Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA.

Access to DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares will be limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants, and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and

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would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners will be effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation
The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange

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is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The consideration for purchase of Creation Units of each Fund generally consists of an in-kind deposit of a designated portfolio of securities – the Deposit Securities – for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Sub-Advisor (“Fund Securities”) and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and an amount equal to the market value of the Deposit Securities (the “Deposit Amount”). If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Securities.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The custodian through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Sub-Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below), or the investor for which it is acting, or other relevant reason.

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In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of each Fund.

Procedures for Creation of Creation Units
All orders to create Creation Units must be placed with the Distributor either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares — Book Entry Only System”). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants”. Investors should contact the Distributor for the names of Authorized Participants. All Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by U.S. mail, telephone, facsimile, and other electronic means of communication by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled “Purchase and Redemption of Creation Units—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Placement of Creation Orders Outside the Clearing Process”.

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

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Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process
The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time (or 3:00 p.m. New York Time, in the case of a custom order) on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process
Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time (or 3:00 p.m. New York time in the case of a custom order) on such Transmittal Date and (2) all other procedures set forth in the Participant

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Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation—Creation Transaction Fee”.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form because, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 110% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the second Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (3) the Deposit

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Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Sub-Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Sub-Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Sub-Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities, and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+1 basis” (that is, one Business Day after trade date), unless the Trust and the Authorized Participant agree otherwise.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities, and the validity, form, eligibility, and acceptance for

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deposit of any securities to be delivered, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee
Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with creations or redemptions or to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by each Fund for each creation order is $500.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to each Fund in connection with the purchase of the Creation Unit Deposit Securities (expressed as a percentage of the value of such Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) creations made whole or in part in cash (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the in-kind creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the Financial Instruments were purchased by the Trust and the “cash-in-lieu” amount, applicable registration fees, brokerage commissions, and certain taxes.

Redemption
The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Funds, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. A Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Funds will be redeemed in-kind, at NAV per Share next computed, plus a transaction fee as described below. The Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for a Creation Unit consists of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of

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a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (that is “T+1”), unless the Trust and the Authorized Participant agree otherwise. However, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+1 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and Cash Redemption Amount will be transferred by the second NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered

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and the Cash Redemption Amount, if any, by the second Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

The Trust may in its discretion at any time, or from time to time, exercise its option to redeem Shares by providing the redemption proceeds in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may permit, in its sole discretion. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares, or delivery instructions.

Redemption Transaction Fee
Investors will be required to pay to the Custodian a fixed transaction fee (“Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same

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regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charged by each Fund for each redemption order is $500.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to each Fund in connection with the sale of the Fund Securities (expressed as a percentage value of such Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) redemptions made in cash (to offset the Trust’s brokerage and other transaction costs associate with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the in-kind redemption order process for creation orders executed in whole or in part with cash, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and other financial instruments were sold or settled by the Trust and the “cash-in-lieu” amount, applicable registration fees, brokerage commissions, and certain taxes.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution”, as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section

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4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing each Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use such security’s fair value as determined in good faith by the Fund’s Valuation Designee, subject to the Board’s general oversight. The Board has assigned the Advisor as the Valuation Designee to each Fund.

The value of each Fund’s portfolio securities is based on such securities’ closing prices on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Valuation Designee believes will better reflect fair value. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

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Dividends from net investment income are normally declared and paid with the following frequency:

Name of Fund	Distribution Frequency
WBI BullBear Value 3000 ETF	Quarterly
WBI BullBear Yield 3000 ETF	Monthly
WBI BullBear Quality 3000 ETF	Quarterly
WBI Power Factor® High Dividend ETF	Quarterly
WBI BullBear Trend Switch 1000 ETF +	Quarterly
WBI BullBear Trend Switch 2000 ETF +	Quarterly
WBI BullBear Trend Switch US 1000 Total Return ETF +	Quarterly
WBI BullBear Trend Switch US 2000 Total Return ETF +	Quarterly
+    The Fund had not yet commenced operations as of June 30, 2024.

Distributions of net capital gains, if any, generally are declared and paid once a year. The Trust may make distributions on a more frequent basis for each Fund to comply with the distribution requirements of the Code, but in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (1) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a “Regulated Investment Company” (“RIC”) under the Code or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

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TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, possibly with retroactive effect. The following information supplements should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

This summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code, and does not hold Shares in connection with a trade or business. This summary does not address the potential U.S. federal income tax considerations possibly applicable to an investment in Shares to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of the Funds

In General. Each Fund intends to qualify and elect to be treated as a separate RIC under the Code. To qualify and maintain its tax status as a RIC, each Fund must meet annually certain income and asset diversification requirements and must distribute annually at least the sum of ninety percent (90%) of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and ninety percent (90%) of its net exempt interest income. As a RIC, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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A Fund will be subject to a four percent (4%) excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (1) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (2) in the case of a corporate Fund shareholder, a dividends-received deduction.

PFIC Investments. A Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (“PFIC”) for federal income tax purposes. As a result, the Fund may be subject to federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, a Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, a Fund can elect to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, a Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Futures Contracts. A Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, a Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses, or other items denominated in a foreign

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currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur, or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining a Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Certain Net Capital-Loss Carryforward. For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. Capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and would not be distributed as such to shareholders.

As of June 30, 2024, the Funds had the following short-term and long-term capital loss carryforwards available for federal income tax purposes. The Future Funds had not yet commenced operations as of June 30, 2024, and consequently, are not included in the table below.

Fund	Short-Term	Long-Term
WBI BullBear Value 3000 ETF+	$19,047,382	$—
WBI BullBear Yield 3000 ETF+	63,434,274	—
WBI BullBear Quality 3000 ETF+	22,398,944	—
WBI Power Factor® High Dividend ETF	3,020,282	5,185,074
+ Annual limitation may apply to a portion of the losses under IRC 382.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been

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received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (other than, as discussed below, qualified dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualified dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain trusts and estates) will be subject to a 3.8% Medicare tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

To the extent that each Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a

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401(k) plan, a Keogh plan, or other tax-exempt entity), and (3) in the case of a foreign shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Shares, the Fund will be subject to a tax equal to the product of (1) the excess inclusion income allocable to such entities and (2) the highest U.S. federal income tax rate imposed on corporations. A Fund is also subject to information reporting with respect to any excess inclusion income.

Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of qualified REIT dividends. Treasury Regulations permit a RIC to pass the character of its qualified REIT dividends through to its shareholders. As a result, a shareholder in a Fund that invests in REITs will be entitled to the same deduction with respect to the portion of Fund dividends based on qualified REIT dividends received by a Fund.

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

In-Kind Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market where the creation is conducted in-kind by deposit of Deposit Securities value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss recognized on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

A Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to

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offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W- 8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders
In general, if a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

Under current law, gain on a sale of Shares or an exchange of such Shares will be exempt from U.S. federal income tax (including withholding at the source) unless (1) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (2) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below), and the foreign Fund shareholder actually or constructively held more than 5% of the Shares. In the case of a disposition described in clause (2) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A

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“domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons.

Shareholders that are foreign entities will be subject to U.S. withholding tax of 30 percent on certain U.S. source investment income (including all dividends from the Fund), unless they comply or demonstrate their exemption from certainly reporting requirements. Complying with such requirements may require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions may be required to enter in an agreement with the U.S. Internal Revenue Service or a government agency in their own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Investments in U.S. Real Property. In general, if a Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of the foreign corporate Fund shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Shares will not be treated as income effectively connected with a U.S. trade or business in the case of a foreign Fund shareholder owning (for the applicable period) 5% or less of Shares (but such distributions will be subject to the 30% withholding tax).

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules. There can be no assurance that these rules, which have expired, will be extended.

Foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of these rules.

INDEX DISCLAIMER

The WBI Power Factor® High Dividend ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Underlying Index

69

is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Parent Index and Underlying Index are calculated correctly. Irrespective of its obligations towards the licensee, Solactive AG has no obligation to point out errors in the Parent Index or Underlying Index to third parties, including, but not limited to, investors and/or financial intermediaries of the WBI Power Factor® High Dividend ETF. Neither publication of the Parent Index or Underlying Index by Solactive AG nor the licensing of the Parent Index, Underlying Index or any other index trade mark for the purpose of use in connection with the WBI Power Factor® High Dividend ETF constitutes a recommendation by Solactive AG to invest capital in the WBI Power Factor® High Dividend ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the WBI Power Factor® High Dividend ETF.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold, or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objective. The NYSE Arca has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

Shareholder inquiries may be made by writing to the Trust, c/o Millington Securities, LLC, 331 Newman Springs Road, Suite 143, Red Bank, New Jersey 07701.

FINANCIAL STATEMENTS

The annual report for the Funds for the fiscal year ended June 30, 2024 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. You may request a copy of the Funds’ Annual Report to Shareholders at no charge by calling the Funds (toll-free) at (855) WBI-ETFS or (855) 924-3837 or through the Funds’ website at www.wbietfs.com.

70

APPENDIX A
WBI Investments, LLC

Proxy Voting Policies and Procedures

I.General

WBI Investments, LLC, (“WBI”) recognizes its obligation to vote proxies for investments held by clients over which it exercises discretionary authority. It does so in the clients’ best interest. WBI will generally vote proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets (except in limited circumstances described in section II), in accordance with these Proxy Voting Policies and Procedures (the “Proxy Voting Policies”).

If at any time it determines to decline the responsibility of voting proxies, WBI must specifically notify clients. It must also make provisions for its clients to receive proxy information.

II.Proxy Voting

A.General Requirements of Rule 206(4)-6

Pursuant to the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), WBI: (1) has adopted these Proxy Voting Policies that are reasonably designed to ensure that WBI votes client securities in the best interest of such clients; (2) will disclose to clients how they may obtain information on how WBI voted their proxies; and (3) will describe to clients its Proxy Voting Policies and, upon their request, provide copies to clients.

B.Disclosure of Proxy Voting Policies

WBI’s Proxy Voting Procedures are described in ADV Part 2 Brochure. The disclosure included in the Brochure summarizes these Proxy Voting Policies. The disclosure, however, does state that a client may obtain a copy of the complete Proxy Voting Policies upon request.

C.Disclosure of Voting Information

WBI’s Form ADV Part 2 Brochure also indicates that clients may obtain information from WBI on how their securities were voted. Consequently, WBI maintains records of proxies voted for each client.

D.Procedures

WBI has engaged an unbiased third party proxy voting service to receive and review proxy voting statements, provide information and research, make proxy voting recommendations, and handle the administrative functions associated with the voting of proxies. The proxy voting guidelines are provided to the proxy voting service to assure WBI’s intent with regard to voting proxies in the best interest of clients is observed in the execution of the proxy voting services provided. WBI will generally vote proxies in accordance with these recommendations, but reserves the right to exercise its own judgment on a case-by-case basis. If WBI determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Fund, WBI will vote such proxy based upon the recommendations of the independent third party proxy voting service. The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by WBI are voted in a timely manner and in a manner consistent with WBI’s determination of the client’s best interests. Although many proxy proposals may be voted in accordance with the guidelines established in these Proxy Voting Policies, some proposals require special consideration which may dictate an exception to the policies and procedures.

E.Guidelines

The following guidelines summarize WBI’s positions on various issues and give a general indication as to how WBI will vote shares on each issue. WBI believes that voting proxies pursuant to the guidelines should be in the best interests of the client. Although WBI will usually vote proxies in accordance with these guidelines, WBI reserves the right to vote certain issues counter to the guidelines if, after a thorough review of the matter, WBI determines that a client’s best interests would be served by such a vote. Moreover, the list of guidelines below may not include all potential voting issues. To the extent that the guidelines do not cover potential voting issues, WBI will vote on such issues in a manner that is consistent with the spirit of these guidelines and that promotes the best interests of the client. Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements.

(1)Routine Matters. Routine proposals are those that do not change the structure, bylaws or operations of a corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will normally be voted with management. Traditionally, these issues include:

•Election of auditors recommended by management, unless seeking to replace auditors due to a dispute over policies;
•Date and place of annual meeting;
•Ratification of directors’ actions on routine matters since previous annual meeting;
•Reasonable Employee Stock Purchase Plans; and
•Establishing reasonable 401(k) Plans.

(b)Board of Directors. If a company’s performance has been poor over a period of time or other negative factors exist, such as unusual litigation, WBI may consider withholding its proxy in favor of any incumbent members of board of directors and voting against any member.

WBI considers it important that publicly-held companies maintain a Board of Directors independent from management and qualified in their own respect.

(c)Management Compensation. WBI generally votes in favor of proposals to align management compensation with the interests of stockholders. However, WBI considers excessive compensation to be against the best interest of stockholders. It may consider such compensation as a factor to vote against any incumbent director.

(d)Change of Control Provisions. WBI disfavors change of control provisions in whatever format, including without limitation, staggered boards of directors, poison pills provisions, required super-majority votes, or any other similar provisions. It will generally vote against these provisions absent good reasons to the contrary.

WBI generally votes against any management proposal that is not deemed to be in the shareholders’ best interests because it may entrench management. Proposals in this category include:

•Proposals to stagger board members’ terms;
•Proposals to limit the ability of shareholders to call special meetings;
•Proposals to require super majority votes;
•Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
•Proposals regarding “poison pill” provisions;
•Permitting “green mail”; and
•Providing cumulative voting rights.

(e)Capital Structures. WBI votes on capital structure proposals according to the reasons for the proposals and in a manner to increase stockholder value. For example, proposals to increase the number of authorized shares of stock for acquisitions or to raise capital are favored over proposals to increase the number of authorized shares for management compensation.

Proposals to buy back shares of common stock are generally favored. Proposals to issue shares in such a manner to prevent a change of control are generally disfavored.

(f)Auditor Approval. WBI will consider the integrity, qualifications, and disciplinary history of the proposed accounting firm. WBI does not necessarily consider the size of the firm to be one of the more important factors.

To the best of its ability, WBI maintains an awareness of the integrity and disciplinary history of accounting firms auditing public-held companies’ statements. Any firm with a significant amount of disciplinary history or legal claims against it is disfavored.

The composition of the audit committee is an additional factor in ratifying the appointed independent auditors. A qualified, independent, and active audit committee’s recommendations are given deference.

(g)Corporate Governance. WBI maintains sufficient familiarity with new requirements governing corporate governance, such as the Sarbanes-Oxley Act. Any reasonable provisions furthering good corporate governance, integrity and informed decisions by a board of directors, management or otherwise are endorsed by WBI.

(h)Shareholder Action. If proxy materials relate to shareholder action, WBI shall review the matter with regard to the best interests of the client and to recover the most value possible or to maintain the highest value of the investment. Within the consideration of the recovery of an investment with respect to a lawsuit, the time value of money and the risks and nature of the lawsuit shall be considered.

(i)Special Circumstances. WBI reviews each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of its clients. These include matters such as:

•Director/Management mandatory retirement policy; and
•Option and stock grants and pay and retirement packages to management and directors.

(j)Conflict of Interest. If a potential conflict of interest exists between a client and the interest of WBI in voting proxies, any of the following procedures may be followed to resolve the conflict:

•Vote in Accordance with the Guidelines. To the extent that WBI has little or no discretion to deviate from the guidelines with respect to the proposal in question, WBI shall vote in accordance with such pre-determined voting policy.
•Independent Third Party Recommendation. If WBI determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Fund, WBI will vote such proxy based upon the recommendations of the independent third party proxy voting service. If the independent third party service recuses itself on a proxy voting matter, or makes no recommendation, WBI will abstain from voting the securities held by that client’s account.

(k)Shareholder Proposals. WBI reviews shareholder proposals individually and determines each proposal on its own individual merits. WBI balances the needs of the company to maintain flexibility in its business operations against other considerations proposed by shareholders.

(l)Additional Factors. WBI, in good faith, shall consider such additional factors as it determines relevant, depending on current issues and issues particular to any company.

(m)Limitations. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive), or where WBI has determined that it is in the client’s best interest, WBI will not vote proxies received. The following are certain circumstances where WBI will limit its role in voting proxies:

•Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, WBI will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. In these instances, if any proxy material is received by WBI, it will promptly be forwarded to the client or specified third party.
•Custodian Retains Proxy Voting Authority: Where a client’s account custodian retains proxy voting authority WBI will not vote those client’s securities.
•Terminated Account: Once a client account has been terminated with WBI in accordance with its investment advisory agreement, WBI will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client or a specified third party for action.
•Limited Value: If WBI determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, WBI may abstain from voting a client’s proxies. WBI also will not vote proxies received for securities which are no longer held by the client’s account. In addition, WBI may not vote securities where the economic value of the securities in the client account is less than $1,000.
•Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where WBI determines that a proxy vote, or other shareholder action, is materially important to the client’s account, WBI may recall the security for purposes of voting.
•Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, WBI may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

F.Client Directions

Custodians forward proxy materials for clients who rely on WBI to vote proxies to the proxy voting service. The proxy voting service is responsible for exercising the voting rights in accordance with its recommendations. If WBI receives proxy materials in connection with a client’s account where the client has, in writing, communicated WBI that the client, plan fiduciary or other third party has reserved the right to vote proxies, WBI will forward to the party appointed by client any proxy materials it receives with respect to the account.

G.Third Party

Although WBI has determined to use a third party service provider to vote proxies, WBI must assure that the third party complies with Rule 206(4)-6. It must also obtain the necessary records required to be maintained.

H.Record Keeping

WBI maintains:
•these Proxy Voting Policies, and all amendments thereto;

•all proxy statements received regarding client securities; provided, however, that WBI may rely on the proxy statement filed on EDGAR as its records;
•a record of all votes cast on behalf of clients;
•records of all client requests for proxy voting information;
•any documents prepared by WBI that were material to making a decision how to vote or that memorialized the basis for the decision; and
•all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

WBI describes in its Form ADV Part 2 Brochure its proxy voting policies and procedures and will inform clients how they may obtain information on how WBI voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of these Proxy Voting Policies by written request addressed to WBI. WBI will coordinate with all Investment Company Act clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

APPENDIX B

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing. Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major categories.

APPENDIX C

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

C-1

ABSOLUTE SHARES TRUST
PART C

OTHER INFORMATION

Item 28. Exhibits

(a)			Declaration of Trust (“Trust Instrument”) of Absolute Shares Trust (“Registrant”).(1)
(b)			By-Laws of Registrant.(1)
(c)			Articles 5, 7 and 8 of the Trust Instrument, Exhibit 28(a) above, define the rights of holders of the securities being registered. (Certificates for shares are not issued).(1)
(d)	(1)		Advisory Agreement between the Registrant and Millington Securities, Inc. (“Advisor”) as adviser for the Registrant and each of its investment portfolios (“Funds”).(1)
(d)	(1)	(a)	Amended Schedule A to Advisory Agreement between the Registrant and the Advisor, reflecting the addition of the WBI Tactical Rotation Shares.(2)
(d)	(1)	(b)
Amended Schedule A to Advisory Agreement between the Registrant and the Advisor, reflecting the addition of the WBI Power FactorTM High Dividend ETF (formerly known as the WBI Power FactorTM High Yield Dividend ETF).(4)

(d)	(1)	(c)	Amended Schedule A to Advisory Agreement between the Registrant and the Advisor. (7)
(d)	(1)	(d)
Advisory Agreement between the Registrant and the Advisor, reflecting the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF.(7)

(d)	(2)		Sub-Advisory Agreement between the Advisor and WBI Investments, Inc. (“Sub-Advisor”) as sub-advisor to the Registrant and the Funds.(1)
(d)	(2)	(a)	Amended Schedule A to Sub-Advisory Agreement between the Advisor and the Sub-Advisor, reflecting the addition of the WBI Tactical Rotation Shares.(2)
(d)	(2)	(b)
Amended Schedule A to Sub-Advisory Agreement between the Advisor and the Sub-Advisor, reflecting the addition of WBI Power FactorTM High Dividend ETF (formerly known as the WBI Power FactorTM High Yield Dividend ETF).(4)

(d)	(2)	(c)	Amended Schedule A to Sub-Advisory Agreement between the Advisor and the Sub-Advisor. (7)
(d)	(2)	(d)
Sub-Advisory Agreement between the Registrant and the Advisor, reflecting the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF.(7)

(d)	(3)		Expense Limitation Agreement between the Registrant and the Sub-Advisor.(1)
(d)	(3)	(a)	Eleventh Amendment to Expense Limitation Agreement between the Registrant and the Sub-Advisor.(9)
(e)			Distribution Agreement between Vigilant Distributors, LLC (“Distributor”) and the Registrant.(10)
(f)			Not applicable.
(g)			Custody Agreement between the Registrant and U.S. Bank, National Association (“Custodian”).(1)
(g)	(1)	(a)	First Amendment to Custody Agreement between the Registrant and Custodian, reflecting the addition of the WBI Tactical Rotation Shares.(2)
(g)	(1)	(b)	Second Amendment to Custody Agreement between the Registrant and Custodian.(4)
(g)	(1)	(c)
Third Amendment to Custody Agreement between the Registrant and Custodian, reflecting the addition of the WBI Power FactorTM High Dividend ETF (formerly known as the WBI Power FactorTM High Yield Dividend ETF).(4)

(g)	(1)	(d)
Fourth Amendment to Custody Agreement between the Registrant and Custodian, reflecting the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF.(6)

(h)	(1)		Fund Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (“Administrator”).(1)
(h)	(1)	(a)	Second Amendment to Fund Administration Agreement between the Registrant and Administrator, reflecting the addition of the WBI Tactical Rotation Shares.(2)
(h)	(1)	(b)	Third Amendment to Fund Administration Agreement between the Registrant and Administrator.(4)
(h)	(1)	(c)
Fourth Amendment to Fund Administration Agreement between the Registrant and Administrator, reflecting the addition of the WBI Power FactorTM High Dividend ETF (formerly known as the WBI Power FactorTM High Yield Dividend ETF).(4)

(h)	(1)	(d)
Fifth Amendment to Fund Administration Agreement between the Registrant and Administrator, reflecting the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF.(6)

(h)	(2)		Transfer Agency Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (“Transfer Agent”).(1)
(h)	(2)	(a)	Second Amendment to Transfer Agency Agreement between the Registrant and Transfer Agent, reflecting the addition of the WBI Tactical Rotation Shares.(2)
(h)	(2)	(b)	Third Amendment to Transfer Agency Agreement between the Registrant and Transfer Agent.(4)
(h)	(2)	(c)
Fourth Amendment to Transfer Agency Agreement between the Registrant and Transfer Agent, reflecting the addition of the WBI Power FactorTM High Dividend ETF (formerly known as the WBI Power FactorTM High Yield Dividend ETF).(4)

(h)	(2)	(d)
Fifth Amendment to Transfer Agency Agreement between the Registrant and Transfer Agent, reflecting the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF.(6)

(h)	(3)		Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (“Accounting Agent”).(1)
(h)	(3)	(a)	Second Amendment to Fund Accounting Servicing Agreement between the Registrant and Accounting Agent, reflecting the addition of the WBI Tactical Rotation Shares.(2)
(h)	(3)	(b)	Third Amendment to Fund Accounting Servicing Agreement between the Registrant and Accounting Agent.(4)
(h)	(3)	(c)
Fourth Amendment to Fund Accounting Servicing Agreement between the Registrant and Accounting Agent, reflecting the addition of the WBI Power FactorTM High Dividend ETF (formerly known as the WBI Power FactorTM High Yield Dividend ETF).(4)

(h)	(3)	(d)
Fifth Amendment to Fund Accounting Servicing Agreement between the Registrant and Accounting Agent, reflecting the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF.(6)

(h)	(4)		Securities Lending Agreement between the Trust and U.S. Bank, National Association.(1)
(i)	(1)		Opinion and Consent of Katten Muchin Rosenman LLP regarding the legality of securities registered with respect to the Registrant.(1)

	(2)	Opinion and Consent of Katten Muchin Rosenman LLP regarding the legality of securities registered with respect to the Registrant.(3)
	(3)	Opinion and Consent of K&L Gates LLP regarding the legality of securities registered with respect to the Registrant.(4)
	(4)
Opinion and Consent of K&L Gates LLP regarding the legality of securities registered with respect to the Registrant (with respect to the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF).(5)

(j)		Consent of Independent Registered Public Accounting Firm, KPMG LLP.(9)
(k)		Not applicable.
(l)		Not applicable.
(m)		Plan of Distribution Pursuant to Rule 12b-1.(1)
(m)	(1)	Amended Schedule A to Plan of Distribution Pursuant to Rule 12b-1, reflecting the addition of the WBI Tactical Rotation Shares.(2)
(m)	(2)
Amended Schedule A to Plan of Distribution Pursuant to Rule 12b-1, reflecting the addition of the WBI Power FactorTM High Dividend ETF (formerly known as the WBI Power FactorTM High Yield Dividend ETF).(4)

(m)	(3)
Amended Schedule A to Plan of Distribution Pursuant to Rule 12b-1, reflecting the addition of WBI BullBear Trend Switch US Total Return ETF, WBI BullBear Trend Switch US 1000 ETF, WBI BullBear Trend Switch US 2000 ETF, WBI BullBear Trend Switch US 1000 Total Return ETF, WBI BullBear Trend Switch US 2000 Total Return ETF and WBI BullBear Trend Switch US 3000 Total Return ETF.(6)

(m)	(4)	Amended Schedule A to Plan of Distribution Pursuant to Rule 12b-1.(7)
(n)		Not applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics for the Registrant.(1)
(p)	(2)	Code of Ethics for the Advisor.(1)
(p)	(3)	Code of Ethics for the Sub-Advisor.(1)
(p)	(4)	Code of Ethics for the Distributor.(1)
(q)		Powers of Attorney executed by Jude T. Depko, John A. Flanagan, Andrew Putterman, Don Schreiber, Jr. and Matthew Schreiber.(1)
(1)Previously filed as an exhibit to Pre-Effective Amendment No. 3 to the Registration Statement, filed on August 8, 2014, and incorporated herein by reference.
(2)Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement, filed on October 27, 2015, and incorporated herein by reference.
(3)Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement, filed on November 6, 2015, and incorporated herein by reference.
(4)Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement, filed on November 23, 2016, and incorporated herein by reference.
(5)Previously filed as an exhibit to Post-Effective Amendment No. 18 to the Registration Statement, filed on March 13, 2019, and incorporated herein by reference.
(6)Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement, filed on May 24, 2019, and incorporated herein by reference.
(7)Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement, filed on October 28, 2020, and incorporated herein by reference.
(8)Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement, filed on October 27, 2021, and incorporated herein by reference.

(9)Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement, filed on October 27, 2023, and incorporated herein by reference.
(10)Filed Herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a)	Subject to the exceptions and limitations contained in Subsection (b) below:

(i)
every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

	(ii)	as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

	(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)	To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)	Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Investment Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Investment Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust. The Investment Advisory Agreement with the Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor or from reckless disregard by the Investment Advisor of its obligations or duties under the Agreement. Under the Distribution Agreement, the Registrant will indemnify Foreside Fund Services, LLC against certain liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Trustees and officers liability policies purchased by the Registrant insure the Registrant and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Advisor.

The description of the Investment Advisor is found under the caption “Service Providers—Investment Advisor” in the Prospectus and under the caption “Management Services—Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor provides investment advisory services to other persons or entities other than the Registrant.

Item 32. Vigilant Distributors, LLC

(a)    Vigilant Distributors, LLC serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.Free Market Fixed Income Fund, Series of The RBB Fund, Inc.
2.Free Market International Equity Fund, Series of The RBB Fund, Inc.
3.Free Market US Equity Fund, Series of The RBB Fund, Inc.
4.Matson Money Fixed Income VI Portfolio, Series of The RBB Fund, Inc.
5.Matson Money International Equity VI Portfolio, Series of The RBB Fund, Inc.
6.Matson Money US Equity VI Portfolio, Series of The RBB Fund, Inc.
7.YCG Funds
8.Pemberwick Fund, Series of Manager Directed Portfolios
9.ERShares Entrepreneurs ETF, series of EntrepreneurShares Series Trust
10.ERShares NextGen Entrepreneurs ETF, series of EntrepreneurShares Series Trust
11.ERShares US Large Cap Fund, series of EntrepreneurShares Series Trust
12.ERShares Global Entrepreneurs, series of EntrepreneurShares Series Trust
13.ERShares US Small Cap Fund, series of EntrepreneurShares Series Trust
14.Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios
15.Modern Capital Tactical Opportunities Fund, of Modern Capital Funds Trust

(b)    The following are the Officers and Manager of Vigilant Distributors, LLC, one of the Registrant’s underwriters. Vigilant Distributors, LLC’s main business address is Gateway Corporate Center, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317.

Name	Address	Position with Underwriter	Position with Registrant
Patrick Chism	Gateway Corporate Center 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317	Chief Executive Officer and Chief Compliance Officer	None
Gerald Scarpati	Gateway Corporate Center 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317	Chief Financial Officer and Principal Financial Officer	None

(c)    Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

Advisor:	Millington Securities, LLC 331 Newman Springs Road, Suite 143 Red Bank, New Jersey 07701

Custodian:	U.S. Bank, National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Administrator:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Distributor:	Vigilant Distributors, LLC Gateway Corporate Center 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, Pennsylvania 19317

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 29 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, and State of New Jersey, on October 24, 2024.

ABSOLUTE SHARES TRUST

By: /s/ Don Schreiber, Jr.
Don Schreiber, Jr.
Chairman, Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 29 to its Registration Statement has been signed below on October 24, 2024 by the following persons in the capacities indicated.

Signature	Title

/s/ Don Schreiber, Jr.	Chairman, Trustee, President and Principal Executive Officer
Don Schreiber, Jr.

* /s/ Matthew Schreiber	Trustee
Matthew Schreiber

* /s/ Jude T. Depko	Trustee
Jude T. Depko

* /s/ John A. Flanagan	Trustee
John A. Flanagan

* /s/ Andrew Putterman	Trustee
Andrew Putterman

/s/ Fred Teufel	Treasurer and Principal Financial Officer
Fred Teufel

By: /s/ Don Schreiber, Jr.
* Don Schreiber, Jr. Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(j)	Consent of Independent Registered Public Accounting Firm